As filed with the Securities and Exchange Commission on May 12, 2008.

Registration No. 333-150811

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Amendment No. 1

to

FORM S-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

OSI RESTAURANT PARTNERS, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	8050	59-3061413
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

OSI CO-ISSUER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	8050	20-8941232
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2202 N. West Shore Blvd., Suite 500

Tampa, Florida 33607

Telephone: (813)-282-1225

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Joseph J. Kadow

Executive Vice President and Chief Officer—Legal and Corporate Affairs

2202 N. West Shore Blvd., Suite 500

Tampa, Florida 33607

Telephone: (813)-282-1225

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

with a copy to:

Craig E. Marcus

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

(617) 951-7000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and smaller reporting company in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industry Classification Number	I.R.S. Employer Identification No.
A La Carte Event Pavilion, Ltd.	FL	8050	59-3659025
Carrabba’s Designated Partner, LLC	DE	8050	20-8475204
Carrabba’s Italian Grill, LLC	FL	8050	59-3295193
Carrabba’s Italian Market, LLC	FL	8050	26-0388687
Carrabba’s Kansas Designated Partner, LLC	DE	8050	20-8719120
Carrabba’s Kansas, Inc.	KS	8050	03-0460308
Carrabba’s Midwest Designated Partner, LLC	DE	8050	20-8718725
Carrabba’s Midwest, Inc.	KS	8050	59-3591788
Carrabba’s of Baton Rouge, LLC	FL	8050	20-1579298
Carrabba’s of Bowie, LLC	MD	8050	55-0800809
Carrabba’s Shreveport, LLC	FL	8050	20-2152029
Carrabba’s/Arizona-I, Limited Partnership	FL	8050	59-3391044
Carrabba’s/Birchwood, Limited Partnership	FL	8050	51-0467086
Carrabba’s/Bobby Pasta, Limited Partnership	FL	8050	20-2035579
Carrabba’s/Broken Arrow, Limited Partnership	FL	8050	20-3029408
Carrabba’s/Canton, Limited Partnership	FL	8050	59-3668459
Carrabba’s/Carolina-I, Limited Partnership	FL	8050	59-3460180
Carrabba’s/Central Florida-I, Limited Partnership	FL	8050	59-3386227
Carrabba’s/Chicago, Limited Partnership	FL	8050	59-3694616
Carrabba’s/Colorado-I, Limited Partnership	FL	8050	59-3329023
Carrabba’s/Crestview Hills, Limited Partnership	FL	8050	20-0178000
Carrabba’s/Dallas-I, Limited Partnership	FL	8050	59-3627865
Carrabba’s/DC-I, Limited Partnership	FL	8050	59-3391932
Carrabba’s/First Coast, Limited Partnership	FL	8050	59-3400608
Carrabba’s/Georgia-I, Limited Partnership	GA	8050	59-3295191
Carrabba’s/Great Lakes-I, Limited Partnership	FL	8050	59-3542931
Carrabba’s/Gulf Coast-I, Limited Partnership	FL	8050	20-1096125
Carrabba’s/Heartland-I, Limited Partnership	FL	8050	03-0460287
Carrabba’s/Kansas Two-I, Limited Partnership	KS	8050	20-1472721
Carrabba’s/Kansas-I, Limited Partnership	KS	8050	03-0460331
Carrabba’s/Mid Atlantic-I, Limited Partnership	FL	8050	59-3375677
Carrabba’s/Mid East, Limited Partnership	FL	8050	20-3029369
Carrabba’s/Midwest-I, Limited Partnership	KS	8050	59-3604371
Carrabba’s/New England, Limited Partnership	FL	8050	59-3682742
Carrabba’s/Ohio, Limited Partnership	FL	8050	59-3694613
Carrabba’s/Outback, Limited Partnership	FL	8050	76-0396236
Carrabba’s/Pensacola, Limited Partnership	FL	8050	90-0076800
Carrabba’s/Second Coast, Limited Partnership	FL	8050	51-0467092
Carrabba’s/South Florida-I, Limited Partnership	FL	8050	59-3329152
Carrabba’s/South Texas-I, Limited Partnership	FL	8050	13-4246830
Carrabba’s/Sun Coast, Limited Partnership	FL	8050	59-3698007
Carrabba’s/Texas, Limited Partnership	FL	8050	59-3309113
Carrabba’s/Tri State-I, Limited Partnership	FL	8050	20-0178997
Carrabba’s/Tropical Coast, Limited Partnership	FL	8050	20-1050979
Carrabba’s/Virginia, Limited Partnership	FL	8050	20-3036416
Carrabba’s/West Florida-I, Limited Partnership	FL	8050	59-3321512
Carrabba’s/Z Team Two-I, Limited Partnership	FL	8050	20-1166520
Carrabba’s/Z Team-I, Limited Partnership	FL	8050	20-0209195

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industry Classification Number	I.R.S. Employer Identification No.
Cheeseburger Designated Partner, LLC	DE	8050	20-8475937
Cheeseburger in Paradise of Kansas, Inc.	KS	8050	20-1528140
Cheeseburger in Paradise, LLC	DE	8050	59-3671653
Cheeseburger Kansas Designated Partner, LLC	DE	8050	20-8719005
Cheeseburger-Buckeye, Limited Partnership	FL	8050	20-0174348
Cheeseburger-Downer’s Grove, Limited Partnership	FL	8050	05-0556946
Cheeseburger-Illinois, Limited Partnership	FL	8050	20-0269240
Cheeseburger-Kansas, Limited Partnership	KS	8050	20-1528193
Cheeseburger-Maryland, Limited Partnership	FL	8050	20-0270250
Cheeseburger-Michigan, Limited Partnership	FL	8050	20-2327923
Cheeseburger-Nebraska, Limited Partnership	FL	8050	20-0194502
Cheeseburger-Northern New Jersey, Limited Partnership	FL	8050	20-0270498
Cheeseburger-Northern Virginia, Limited Partnership	FL	8050	56-2359756
Cheeseburger-Ohio, Limited Partnership	FL	8050	59-7216459
Cheeseburger-South Carolina, Limited Partnership	FL	8050	20-0270482
Cheeseburger-South Eastern Pennsylvania, Limited Partnership	FL	8050	54-2120144
Cheeseburger-South Florida, Limited Partnership	FL	8050	20-1014107
Cheeseburger-Southern NY, Limited Partnership	FL	8050	20-0577766
Cheeseburger-West Nyack, Limited Partnership	FL	8050	56-2314742
Cheeseburger-Wisconsin, Limited Partnership	FL	8050	14-1871562
CIGI Beverages of Texas, Inc.	TX	8050	76-0644450
CIGI Holdings, Inc.	TX	8050	54-2147428
Frederick Outback, Inc.	MD	8050	52-1823949
Heartland Outback, Inc.	KS	8050	59-3392967
Heartland Outback-I, Limited Partnership	KS	8050	59-3392974
Heartland Outback-II, Limited Partnership	KS	8050	59-3470135
OBTex Holdings, Inc.	TX	8050	26-0463212
OS Asset, Inc.	FL	8050	59-3602393
OS Capital, Inc.	DE	8050	51-0393481
OS Developers, LLC	FL	8050	59-3604617
OS Management, Inc.	FL	8050	59-3602392
OS Mortgage Holdings, Inc.	DE	8050	20-2863689
OS Realty, LLC	FL	8050	59-3671409
OS Restaurant Services, Inc.	DE	8050	59-3549811
OS Speedway, LLC	FL	8050	59-3630628
OS Tropical, LLC	FL	8050	59-3668622
OSF/CIGI of Evesham Partnership	FL	8050	20-5132036
OSI Gift Card Services, LLC	FL	8050	59-2848217
OSI International, LLC	FL	8050	02-0591579
Outback & Carrabba’s of New Mexico, Inc.	NM	8050	59-3390138
Outback Alabama, Inc.	AL	8050	20-0742496
Outback Beverages of Texas, Inc.	TX	8050	75-2446167
Outback Catering Company, Limited Partnership	FL	8050	59-3472937
Outback Catering Company-II, Limited Partnership	FL	8050	59-3543172
Outback Catering Designated Partner, LLC	DE	8050	20-8719164
Outback Catering of Pittsburgh, Ltd.	FL	8050	59-3654957
Outback Catering, Inc.	FL	8050	59-3554516
Outback Designated Partner, LLC	DE	8050	20-8457976
Outback International Designated Partner, LLC	DE	8050	20-8718909
Outback Kansas Designated Partner, LLC	DE	8050	20-8719081

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industry Classification Number	I.R.S. Employer Identification No.
Outback of Aspen Hill, Inc.	MD	8050	26-1478958
Outback of Germantown, Inc.	MD	8050	26-0714562
Outback of Waldorf, Inc.	MD	8050	59-3314442
Outback Sports, LLC	DE	8050	59-3514778
Outback Steakhouse International, L.P.	GA	8050	59-3316101
Outback Steakhouse International, LLC	FL	8050	59-3308620
Outback Steakhouse of Central Florida, Ltd.	FL	8050	59-2969147
Outback Steakhouse of Central Florida-II, Ltd.	FL	8050	59-3168113
Outback Steakhouse of Dallas-I, Ltd.	TX	8050	59-7052644
Outback Steakhouse of Dallas-II, Ltd.	TX	8050	59-3324626
Outback Steakhouse of Florida, LLC	FL	8050	59-2848217
Outback Steakhouse of Houston-I, Ltd.	TX	8050	59-3324630
Outback Steakhouse of Houston-II, Ltd.	TX	8050	59-3324636
Outback Steakhouse of Indianapolis, Ltd.	FL	8050	59-3017233
Outback Steakhouse of Kentucky, Ltd.	FL	8050	59-3168119
Outback Steakhouse of North Georgia-I, L.P.	GA	8050	58-2114683
Outback Steakhouse of North Georgia-II, L.P.	GA	8050	59-3267888
Outback Steakhouse of South Carolina, Inc.	SC	8050	59-3134609
Outback Steakhouse of South Florida, Ltd.	FL	8050	59-3111207
Outback Steakhouse of South Georgia-I, L.P.	GA	8050	58-2114732
Outback Steakhouse of South Georgia-II, L.P.	GA	8050	59-3335767
Outback Steakhouse of Washington D.C., Ltd.	FL	8050	65-0225014
Outback Steakhouse West Virginia, Inc.	WV	8050	59-3350085
Outback Steakhouse-NYC, Ltd.	FL	8050	42-1577138
Outback/Alabama-I, Limited Partnership	FL	8050	59-3333075
Outback/Alabama-II, Limited Partnership	FL	8050	59-3772370
Outback/Bayou-I, Limited Partnership	FL	8050	58-2114699
Outback/Bayou-II, Limited Partnership	FL	8050	59-3270373
Outback/Billings, Limited Partnership	FL	8050	20-3671099
Outback/Bluegrass-I, Limited Partnership	FL	8050	59-3333076
Outback/Bluegrass-II, Limited Partnership	FL	8050	59-3346424
Outback/Buckeye-I, Limited Partnership	FL	8050	59-3333080
Outback/Buckeye-II, Limited Partnership	FL	8050	59-3346428
Outback/Carrabba’s Partnership	FL	8050	59-3381148
Outback/Central Mass, Limited Partnership	FL	8050	20-4952902
Outback/Charlotte-I, Limited Partnership	FL	8050	65-0201445
Outback/Chicago-I, Limited Partnership	FL	8050	59-3167848
Outback/Cleveland-I, Limited Partnership	FL	8050	59-3177208
Outback/Cleveland-II, Limited Partnership	FL	8050	59-3412031
Outback/DC, Limited Partnership	FL	8050	20-3127799
Outback/Denver-I, Limited Partnership	FL	8050	59-3248393
Outback/Detroit-I, Limited Partnership	FL	8050	38-3046363
Outback/East Michigan, Limited Partnership	FL	8050	20-3597673
Outback/Empire-I, Limited Partnership	FL	8050	59-3270369
Outback/Hawaii-I, Limited Partnership	FL	8050	59-3640519
Outback/Heartland-I, Limited Partnership	FL	8050	59-3333079
Outback/Heartland-II, Limited Partnership	FL	8050	59-3346422
Outback/Indianapolis-II, Limited Partnership	FL	8050	59-3167850
Outback/Metropolis-I, Limited Partnership	FL	8050	59-3262681
Outback/Mid Atlantic-I, Limited Partnership	FL	8050	59-3134612

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industry Classification Number	I.R.S. Employer Identification No.
Outback/Midwest-I, Limited Partnership	FL	8050	59-3333078
Outback/Midwest-II, Limited Partnership	FL	8050	59-3346419
Outback/Missouri-I, Limited Partnership	FL	8050	59-3333083
Outback/Missouri-II, Limited Partnership	FL	8050	59-3346417
Outback/Nevada-I, Limited Partnership	FL	8050	59-3224004
Outback/Nevada-II, Limited Partnership	FL	8050	59-3359890
Outback/New England-I, Limited Partnership	FL	8050	59-3596315
Outback/New England-II, Limited Partnership	FL	8050	59-3596312
Outback/New York, Limited Partnership	FL	8050	20-3629909
Outback/North Florida-I, Limited Partnership	FL	8050	59-3248313
Outback/North Florida-II, Limited Partnership	FL	8050	59-3320869
Outback/Phoenix-I, Limited Partnership	FL	8050	59-3224005
Outback/Phoenix-II, Limited Partnership	FL	8050	59-3392979
Outback/Shenandoah-I, Limited Partnership	FL	8050	59-3333081
Outback/Shenandoah-II, Limited Partnership	FL	8050	59-3346418
Outback/South Florida-II, Limited Partnership	FL	8050	59-3258845
Outback/Southwest Georgia, Limited Partnership	FL	8050	20-3044402
Outback/Stone-II, Limited Partnership	FL	8050	59-3143049
Outback/Utah-I, Limited Partnership	FL	8050	59-3333072
Outback/Virginia, Limited Partnership	FL	8050	20-3860075
Outback/West Florida-I, Limited Partnership	FL	8050	59-3111202
Outback/West Florida-II, Limited Partnership	FL	8050	65-0507336
Outback/West Penn, Limited Partnership	FL	8050	20-3025197
Private Restaurant Master Lessee, LLC	DE	8050	20-8515350

The address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices is: c/o OSI Restaurant Partners, LLC, 2202 N. West Shore Blvd., Suite 500, Tampa, FL 33607, Telephone: (813) 282-1225

The name, address, including zip code and telephone number, including area code, of agent for service for each of the Additional Registrants is:

Joseph J. Kadow

Executive Vice President and Chief Officer—Legal and Corporate Affairs

2202 N. West Shore Blvd., Suite 500

Tampa, Florida 33607

Telephone: (813)-282-1225

with a copy to:

Craig E. Marcus

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

(617) 951-7000

Explanatory Note

Due to limitations on the Securities and Exchange Commission’s EDGAR filing system as to the size and number of exhibits that can be filed in one submission, this Amendment No. 1 to Registration Statement on Form S-4 is being filed solely for the purpose of filing the documents required under Exhibit 3.1 to the Registration Statement as set forth below in Item 21 of Part II. No changes are being made to the prospectus that forms Part I of this Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers

Registrants Incorporated or Organized Under the Laws of Delaware

Delaware corporations

The following registrants are corporations incorporated under the laws of the State of Delaware (collectively, the “Delaware Corporations”): OSI Co-Issuer, Inc., OS Capital, Inc., OS Mortgage Holdings, Inc., and OS Restaurant Services, Inc.

Section 145(a) of the DGCL authorizes a Delaware corporation to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) further authorizes a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the director’s fiduciary duty of care, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit. These provisions will not limit the liability of directors or officers under the federal securities laws of the United States.

Neither the bylaws or articles of incorporation of OS Restaurant Services, Inc. contain provisions regarding the indemnification of directors and officers. The articles of incorporation of OSI Co-Issuer, Inc. provide that the corporation shall indemnify and upon request advance expenses to any current or former director or officer of OSI Co-Issuer, Inc., or any person who may have served at its request as a director or officer of another corporation, against any liability and expense (including attorney’s fees) incurred in connection with any proceeding, whether civil, criminal, administrative or investigative, to the fullest extent permitted by law.

The bylaws and articles of incorporation of OS Capital, Inc. provide that the corporation shall indemnify any of its current or former directors or officers, or any person who may have served at its request as a director or officer of another corporation, against any liability and expense (including counsel fees) incurred in connection with any proceeding, whether criminal, civil, administrative or investigative, to the extent permitted by law. OS Capital, Inc. shall also advance reasonable expenses to such parties to the extent incurred in connection with the proceedings. Finally, OS Capital, Inc. may, but shall not be required to, supplement the rights of indemnification and advancement of expenses by purchasing insurance on behalf of such persons, grant right to indemnification, and advance related expenses to such persons.

The bylaws of OS Mortgage Holdings, Inc. provide that the corporation shall indemnify any of its current or former directors or officers, or any person who may have served at its request as a director or officer of another corporation, against any liability and expense (including counsel fees) incurred in connection with any proceeding, whether criminal, civil, administrative or investigative, to the extent permitted by law. OS Mortgage Holdings, Inc. may also advance reasonable expenses to such parties to the extent incurred in connection with the proceedings. Finally, OS Mortgage Holdings, Inc. may, but shall not be required to, supplement the rights of indemnification and advancement of expenses by purchasing insurance on behalf of such persons, entering into individual or group indemnification agreements, and advancing related expenses to such persons.

Delaware limited liability companies

The following registrants are limited liability companies organized under the laws of the State of Delaware (collectively, the “Delaware LLCs”): OSI Restaurant Partners, LLC, Carrabba’s Designated Partner, LLC, Carrabba’s Kansas Designated Partner, LLC, Carrabba’s Midwest Designated Partner, LLC, Cheeseburger Designated Partner, LLC, Cheeseburger in Paradise, LLC, Cheeseburger Kansas Designated Partner, LLC, Outback Catering Designated Partner, LLC, Outback Designated Partner, LLC, Outback International Designated Partner, LLC, Outback Kansas Designated Partner, LLC, Outback Sports, LLC, and Private Restaurant Master Lessee, LLC.

Section 18-108 of the Delaware Limited Liability Company Act, provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement.

The limited liability company agreement for OSI Restaurant Partners, LLC provides that the company shall indemnify, defend, and hold harmless any director officer, partner, stockholder, controlling person or employee, each member of its board of managers and any person serving at its request from any liability, loss or damage incurred by the indemnified party, including reasonable attorneys’ fees and costs and any amounts expended in the settlement of any such claims of liability, loss or damage. OSI Restaurant Partners, LLC may enter into an agreement with any of its officers, employees, consultants, counsel and agents, any member of the board of managers or its member, to implement such indemnities, consistent with applicable law.

The certificates of formation and operating agreements for the Florida LLC entities, Carrabba’s Designated Partner, LLC, Carrabba’s Kansas Designated Partner, LLC, Carrabba’s Midwest Designated Partner, LLC, Cheeseburger Designated Partner, LLC, Cheeseburger Kansas Designated Partner, LLC, Outback Catering Designated Partner, LLC, Outback Designated Partner, LLC, Outback International Designated Partner, LLC, Outback Kansas Designated Partner, LLC, and Private Restaurant Master Lessee, LLC, do not contain provisions regarding the indemnification of directors and officers or limitations on the liability of directors and officers.

The operating agreement for Outback Sports, LLC states that the company shall indemnify any authorized representative of the company, which includes directors, officers and employees, against, and hold them harmless from all loss, liability, claim, cost, damage, judgment, settlement payment or expense, including reasonable attorneys’ fees and court costs. Outback Sports, LLC may advance funds to the authorized representative for legal expenses and other costs incurred, and may also purchase insurance on behalf of any director, officer or employee.

The operating agreement of Cheeseburger in Paradise, LLC requires, to the fullest extent of the law, the indemnification of its member’s officers, directors and employees from any liability, loss or damage including reasonable attorney’s fees and costs and any amounts expended in the settlement of any such claims.

Registrants Incorporated or Organized Under the Laws of Alabama

The following registrant is a corporation incorporated under the laws of the State of Alabama: Outback Alabama, Inc.

Section 10-2B-8.51 of the Alabama Business Corporation Act provides that a corporation may indemnify an individual who is made a party to a proceeding because he or she is or was a director against liability incurred in the proceeding if: (1) the individual conducted himself or herself in good faith; and (2) the individual reasonably believed: (i) in the case of conduct in his or her official capacity with the corporation, that the conduct was in the corporation’s best interest; and (ii) in all other cases, that the conduct was at least not opposed to the corporation’s best interests; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful. A corporation may not indemnify a director: (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (ii) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in his or her official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by him or her. Indemnification is mandatory for an officer or director who was successful, on the merits or otherwise, in the defense of any proceeding, or of any claim, issue or matter, against reasonable expenses incurred in connection therewith. The indemnification provisions of the Alabama Business Corporation Act are not exclusive and are deemed to be in addition to any provisions which may be contained in a corporation’s articles of incorporation, bylaws, a resolution of its shareholders or board of directors, or in a contract or otherwise.

The bylaws of Outback Alabama, Inc. provide that the corporation shall indemnify any current or former director or officer of Outback Alabama, Inc., or any person who may have served at its request as a director or officer of another corporation, against any liability and expense (including counsel fees) incurred in connection with any proceeding, whether civil, criminal, administrative or investigative, to the fullest extent permitted by law. Outback Alabama, Inc. shall also advance reasonable expenses to such parties to the extent incurred in connection with the proceedings. Finally, Outback Alabama, Inc. may, but shall not be required to, supplement the rights of indemnification and advancement of expenses by purchasing insurance on behalf of any one or more of such persons, entering into individual or group indemnification agreements with any one or more of such persons, and advancing related expenses to such a person.

The Company has purchased and maintains insurance on behalf of any person who is or was a director, officer, employee or agent of Outback Alabama, Inc., and any person serving at its request in such capacity for any other entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, to the fullest extent permitted by law.

Registrants Incorporated or Organized Under the Laws of Florida

Florida corporations

The following registrants are corporations incorporated under the laws of the State of Florida (collectively, the “Florida Corporations”): OS Asset, Inc., OS Management, Inc., and Outback Catering, Inc.

Section 607.0850(1) of the Florida Business Corporation Act (other section references under this sub-heading below also refer to this statute) provides that a corporation shall have the power to indemnify any person who was or is a party to any proceeding (proceeding other than a derivative law suit), by reason of the fact that he is or was a director, officer or employee or agent of the corporation, or serving in such a capacity for another business enterprise at the request of the corporation, against liability incurred in connection with such proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 607.0850(2) also provides that a corporation shall have the power to indemnify any person, who was or is a party to any proceeding by, or in the right of, the corporation (i.e., a derivative law suit) to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or serving in such capacity for another business enterprise at the request of the corporation, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation. However, no indemnification shall be made under this provision in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 607.0850(3) provides that to the extent that any such director, officer, employee or agent has been successful on the merits or otherwise in defense of any of the foregoing proceedings, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith. This provision is mandatory and applies irrespective of anything in the articles or the bylaws to the contrary.

Under Section 607.0850(4), any indemnification under the foregoing provisions, unless pursuant to a determination by a court, shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper under the circumstances because he has met the applicable standard of conduct. Notwithstanding the failure of a corporation to provide such indemnification, and despite any contrary determination by the corporation in a specific case, a director, officer, employee or agent of the corporation who is or was a party to a proceeding may apply for indemnification to the appropriate court and such court may order indemnification if it determines that such person is entitled to indemnification under the applicable standard.

Section 607.0850(7) provides that the indemnification and advancement of expenses pursuant to Section 607.0850 are not exclusive and that the corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, this statutory section provides that indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute: (a) a violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (b) a transaction from which the director, officer, employee, or agent derived an improper personal benefit; (c) in the case of a director, a circumstance under which the liability provisions of Section 607.0834 (relating to unlawful distributions to shareholders) are applicable; or (d) willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

Section 607.0850(12) also provides that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or on behalf of another business enterprise at the request of the corporation, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Section 607.0850.

Neither the bylaws or articles of incorporation of OS Asset, Inc. contain provisions regarding the indemnification of directors and officers or limitations on the liability of directors and officers. The articles of incorporation of both OS Management, Inc., and Outback Catering, Inc. provide that each company shall indemnify and hold harmless all of its current and former officers and directors against all liabilities and obligations, including attorneys’ fees, in connection with any action taken in their capacity as officers and directors, except to the extent caused by willful misconduct or gross negligence.

Florida limited liability companies

The following registrants are organized as limited liability companies under the laws of the State of Florida (collectively, the “Florida LLCs”): Carrabba’s Italian Grill, LLC, Carrabba’s of Baton Rouge, LLC, Carrabba’s Shreveport, LLC, OS Developers, LLC, OS Realty, LLC, OS Speedway, LLC, OS Tropical, LLC, OSI International, LLC, Outback Steakhouse International, LLC, Outback Steakhouse of Florida, LLC, Carrabba’s Italian Market, LLC and OSI Gift Card Services, LLC.

Section 608.4229 of the Florida Limited Liability Company Act (the other section reference under this sub-heading below also refers to this statute) provides that, subject to such standards and restrictions set forth in its articles of organization or operating agreement, a limited liability company may, and shall have the power to, but shall not be required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Notwithstanding that provision, indemnification or advancement of expenses shall not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (a) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (b) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (c) in the case of a manager or managing member, a circumstance under which the liability provisions of Section 608.426 (relating to improper distributions to members) are applicable; or (d) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

The operating agreements of the Florida LLCs allow, to the fullest extent of the law, for the indemnification of each Member, such Member’s officers, directors and employees and the employees from any liability, loss or damage incurred by reason of any act performed or omitted to be performed by such person in connection with the business of such Florida LLC and from liabilities or obligations of such Florida LLC imposed on such person by virtue of such person’s position with such Florida LLC, including reasonable attorney’s fees and costs and any amounts expended in the settlement of any such claims of liability, loss or damage.

Florida partnerships

The following registrants are organized as partnerships under the laws of the State of Florida (collectively, the “Florida Partnerships”): OSF/CIGI of Evesham Partnership and Outback/Carrabba’s Partnership.

Section 620.8401(3) of the Revised Uniform Partnership Act of 1995 (other section references under this sub-heading below also refer to this statute) provides that a partnership shall reimburse a partner for payments made and indemnify a partner for liabilities incurred by the partner in the ordinary course of the business of the partnership for the preservation of its business or property. Section 620.8405(2) provides that a partner may maintain an action against the partnership or other partners to enforce its rights under Section 620.8401.

Section 620.8103 provides that the partnership agreement among the partners governs relations among partners and between the partners and the partnership (subject to certain limitations or “nonwaivable” requirements described in such section). The statutory provisions govern such relations to the extent that the partnership agreement does not otherwise provide. Such nonwaivable requirements include the partner’s duties of loyalty and care to the partnership and other partners and the partner’s obligations of fair dealing and good faith, which could be enforced by the partnership and other partners pursuant to Section 620.8405.

The implication of the foregoing provisions is that a partner’s expense reimbursement and indemnification rights would (a) not apply to conduct outside the ordinary course of business unless for the preservation of the partnership’s business or property or unless the consent of all partners was procured as provided in Section 620.8401(10), and (b) be subject to limitations (or set off) in the event the conduct with respect to which the reimbursement or indemnification request involves a breach of such partner’s duties of care and loyalty or its obligations of fair dealing and good faith.

The foregoing statutory provisions would apply only to the extent such matters are not otherwise governed by the partnership agreement, subject to the nonwaivable requirements described in Section 620.8103. The partnership agreements of the Florida Partnerships do not contain provisions regarding the indemnification of directors and officers or limitations on the liability of directors and officers.

Florida limited partnerships

The following registrants are organized as limited partnerships under the laws of the State of Florida (collectively, the “Florida LPs”): A La Carte Event Pavilion, Ltd., Carrabba’s/Arizona-I, Limited Partnership, Carrabba’s/Birchwood, Limited Partnership, Carrabba’s/Bobby Pasta, Limited Partnership, Carrabba’s/Broken

Arrow, Limited Partnership, Carrabba’s/Canton, Limited Partnership, Carrabba’s/Carolina-I, Limited Partnership, Carrabba’s/Central Florida-I, Limited Partnership, Carrabba’s/Chicago, Limited Partnership, Carrabba’s/Colorado-I, Limited Partnership, Carrabba’s/Crestview Hills, Limited Partnership, Carrabba’s/Dallas-I, Limited Partnership, Carrabba’s/DC-I, Limited Partnership, Carrabba’s/First Coast, Limited Partnership, Carrabba’s/Great Lakes-I, Limited Partnership, Carrabba’s/Gulf Coast-I, Limited Partnership, Carrabba’s/Heartland-I, Limited Partnership, Carrabba’s/Mid Atlantic-I, Limited Partnership, Carrabba’s/Mid East, Limited Partnership, Carrabba’s/New England, Limited Partnership, Carrabba’s/Ohio, Limited Partnership, Carrabba’s/Outback, Limited Partnership, Carrabba’s/Pensacola, Limited Partnership, Carrabba’s/Second Coast, Limited Partnership, Carrabba’s/South Florida-I, Limited Partnership, Carrabba’s/South Texas-I, Limited Partnership, Carrabba’s/Sun Coast, Limited Partnership, Carrabba’s/Texas, Limited Partnership, Carrabba’s/Tri State-I, Limited Partnership, Carrabba’s/Tropical Coast, Limited Partnership, Carrabba’s/Virginia, Limited Partnership, Carrabba’s/West Florida-I, Limited Partnership, Carrabba’s/Z Team Two-I, Limited Partnership, Carrabba’s/Z Team-I, Limited Partnership, Cheeseburger-Buckeye, Limited Partnership, Cheeseburger-Downer’s Grove, Limited Partnership, Cheeseburger-Illinois, Limited Partnership, Cheeseburger-Maryland, Limited Partnership, Cheeseburger-Michigan, Limited Partnership, Cheeseburger-Nebraska, Limited Partnership, Cheeseburger-Northern New Jersey, Limited Partnership, Cheeseburger-Northern Virginia, Limited Partnership, Cheeseburger-Ohio, Limited Partnership, Cheeseburger-South Carolina, Limited Partnership, Cheeseburger-South Eastern Pennsylvania, Limited Partnership, Cheeseburger-South Florida, Limited Partnership, Cheeseburger-Southern NY, Limited Partnership, Cheeseburger-West Nyack, Limited Partnership, Cheeseburger-Wisconsin, Limited Partnership, Outback Catering Company, Limited Partnership, Outback Catering Company-II, Limited Partnership, Outback Catering of Pittsburgh, Ltd., Outback Steakhouse of Central Florida, Ltd., Outback Steakhouse of Central Florida-II, Ltd., Outback Steakhouse of Indianapolis, Ltd., Outback Steakhouse of Kentucky, Ltd., Outback Steakhouse of South Florida, Ltd., Outback Steakhouse of Washington, D.C., Ltd., Outback Steakhouse-NYC, Ltd., Outback/Alabama-I, Limited Partnership, Outback/Alabama-II, Limited Partnership, Outback/Bayou-I, Limited Partnership, Outback/Bayou-II, Limited Partnership, Outback/Billings, Limited Partnership, Outback/Bluegrass-I, Limited Partnership, Outback/Bluegrass-II, Limited Partnership, Outback/Buckeye-I, Limited Partnership, Outback/Buckeye-II, Limited Partnership, Outback/Central Mass, Limited Partnership, Outback/Charlotte-I, Limited Partnership, Outback/Chicago-I, Limited Partnership, Outback/Cleveland-I, Limited Partnership, Outback/Cleveland-II, Limited Partnership, Outback/DC, Limited Partnership, Outback/Denver-I, Limited Partnership, Outback/Detroit-I, Limited Partnership, Outback/East Michigan, Limited Partnership, Outback/Empire-I, Limited Partnership, Outback/Hawaii-I, Limited Partnership, Outback/Heartland-I, Limited Partnership, Outback/Heartland-II, Limited Partnership, Outback/Indianapolis-II, Limited Partnership, Outback/Metropolis-I, Limited Partnership, Outback/Mid Atlantic-I, Limited Partnership, Outback/Midwest-I, Limited Partnership, Outback/Midwest-II, Limited Partnership, Outback/Missouri-I, Limited Partnership, Outback/Missouri-II, Limited Partnership, Outback/Nevada-I, Limited Partnership, Outback/Nevada-II, Limited Partnership, Outback/New England-I, Limited Partnership, Outback/New England-II, Limited Partnership, Outback/New York, Limited Partnership, Outback/North Florida-I, Limited Partnership, Outback/North Florida-II, Limited Partnership, Outback/Phoenix-I, Limited Partnership, Outback/Phoenix-II, Limited Partnership, Outback/Shenandoah-I, Limited Partnership, Outback/Shenandoah-II, Limited Partnership, Outback/South Florida-II, Limited Partnership, Outback/Southwest Georgia, Limited Partnership, Outback/Stone-II, Limited Partnership, Outback/Utah-I, Limited Partnership, Outback/Virginia, Limited Partnership, Outback/West Florida-I, Limited Partnership, Outback/West Florida-II, Limited Partnership and Outback/West Penn, Limited Partnership.

Section 620.1406(6) of the Florida Revised Uniform Limited Partnership Act of 2005 (other section references under this sub-heading below also refer to this statute) provides that a limited partnership shall reimburse a general partner for payments made and indemnify a general partner for liabilities incurred by the general partner in the ordinary course of the activities of the partnership or for the preservation of the partnership’s activities or property if such payments were made or such liabilities were incurred in good faith and either in the furtherance of the limited partnership’s purposes or the ordinary scope of its activities.

Section 620.2001 provides that a partner may maintain an action against the limited partnership or other partners to enforce its rights under the partnership agreement or the limited partnership statute.

Section 620.1110 provides that the partnership agreement among the partners governs relations among partners and between the partners and the limited partnership (subject to certain limitations or “nonwaivable” requirements described in such section). The limited partnership statutory provisions govern such relations to the extent that the partnership agreement does not otherwise provide. Such nonwaivable requirements include the partner’s duties of loyalty and care to the partnership and other partners and the partner’s obligations of fair dealing and good faith, which could be enforced by the partnership and other partners pursuant to Sections 620.2001 (direct actions) and 620.2002 (derivative actions).

The implication of the foregoing provisions is that a general partner’s expense reimbursement and indemnification rights would (a) not apply to conduct outside the ordinary course of business unless for the preservation of the partnership’s activities or property or unless the consent of the requisite number of other general partners was procured as provided in Section 620.1406, and (b) be subject to limitations (or set off) in the event the conduct with respect to which the reimbursement or indemnification request involves a breach of such partner’s duties of care and loyalty or its obligations of fair dealing and good faith.

The foregoing statutory provisions would only apply to the extent such matters are not otherwise governed by the partnership agreement, subject to the nonwaivable requirements described in Section 620.1110. The limited partnership agreements of each of the Florida LPs provide that no directors and officers of the general partner of such Florida LP will have any liability to such Florida LP for any acts taken or not taken in connection with the business or affairs of such Florida LP, except in the case of intentional misconduct or gross negligence as determined by a final order of a court of competent jurisdiction. In addition, each Florida LP shall indemnify the directors and officers of its general partner, solely out of the assets of such Florida LP and not its general partner, for any liabilities arising out of any claims brought in connection with the business or affairs of such Florida LP, provided the conduct of such officer or director was performed in good faith and in a manner reasonably believed by them to be in or not opposed to the best interests of such Florida LP and did not constitute intentional misconduct or gross negligence. In certain circumstances, costs and legal fees may be advanced to such officers and directors.

Registrants Incorporated or Organized Under the Laws of Georgia

Georgia limited partnerships

The following registrants are limited partnerships organized under the laws of the State of Georgia (collectively, the “Georgia LPs”): Carrabba’s/Georgia-I, Limited Partnership, Outback Steakhouse International, L.P., Outback Steakhouse of North Georgia-I, L.P., Outback Steakhouse of North Georgia-II, L.P., Outback Steakhouse of South Georgia-I, L.P. and Outback Steakhouse of South Georgia-II, L.P.

Section 14-9-108 of the Georgia Revised Uniform Limited Partnership Act provides that, subject to any limitations expressly set forth in the partnership agreement, a limited partnership may indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever, provided that the partnership shall not indemnify any person for intentional misconduct or a knowing violation of law or for any transaction for which the person received a personal benefit in violation or breach of any provision of the partnership agreement. To the extent that, at law or in equity, a partner has duties to a limited partnership or another partner (including fiduciary duties and liabilities), then the partner’s duties and liabilities may be expanded, restricted, or eliminated by provisions in the partnership agreement; provided, however, that no such provision shall eliminate or limit the liability of a partner for intentional misconduct or a knowing violation of law or for any transaction for which the partner received a personal benefit in violation or breach of any provision of the partnership agreement. In addition, the partner shall have no liability to the limited partnership or to any other partner for his or her good faith reliance on the provisions of the partnership agreement, including, without limitation, provisions that relate to the scope of duties (including fiduciary duties) of partners.

The limited partnership agreements of each of the Georgia LPs provide that no directors and officers of the general partner of such Georgia LP will have any liability to such Georgia LP for any acts taken or not taken in connection with the business or affairs of such Georgia LP, except in the case of intentional misconduct or gross negligence as determined by a final order of a court of competent jurisdiction. In addition, each Georgia LP shall indemnify the directors and officers of its general partner, solely out of the assets of such Georgia LP and not its general partner, for any liabilities arising out of any claims brought in connection with the business or affairs of such Georgia LP, provided the conduct of such officer or director was performed in good faith and in a manner reasonably believed by them to be in or not opposed to the best interests of such Georgia LP and did not constitute intentional misconduct or gross negligence. In certain circumstances, costs and legal fees may be advanced to such officers and directors.

Registrants Incorporated or Organized Under the Laws of Kansas

Kansas corporations

The following registrants are corporations incorporated under the laws of the State of Kansas (collectively, the “Kansas Corporations”): Carrabba’s Kansas, Inc., Carrabba’s Midwest, Inc., Cheeseburger in Paradise of Kansas, Inc. and Heartland Outback, Inc.

Section 17-6305 of the Kansas General Corporation Law provides that a Kansas corporation shall have the power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement in connection with such action, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. Notwithstanding the preceding sentence, no indemnification is permitted in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless otherwise determined by the court in which such proceeding is pending.

The bylaws of Carrabba’s Kansas, Inc. and Cheeseburger in Paradise of Kansas, Inc. provide that each corporation shall indemnify any current or former director or officer of such corporation, or any person who may have served at its request as a director or officer of another corporation, against any liability and expense (including counsel fees) incurred in connection with any proceeding, whether criminal, civil, administrative or investigative, to the extent permitted by law. Each corporation may also advance reasonable expenses to such parties to the extent incurred in connection with the proceedings. Finally, each corporation may, but shall not be required to, supplement the rights of indemnification and advancement of expenses by purchasing insurance on behalf of any one or more of such persons, entering into individual or group indemnification agreements with any one or more of such persons, and advancing related expenses to such a person.

The bylaws of Carrabba’s Midwest, Inc. (“CM”) provide that no directors and officers of CM will have any liability to such Florida LP for any acts taken or not taken in connection with the business or affairs of CM, so long as such person exercised the same degree of care and skill as a prudent person would have exercised under the circumstances in the conduct of his or her own affairs or such person acted upon the advice of counsel or in reliance upon information such person had no reasonable grounds to disbelieve. In addition, CM may indemnify and advance expenses to, and purchase insurance on behalf of (even if they don’t have the power to indemnify) any current or former director or officer, or any person who may have served at its request as a director or officer of another corporation, to extent permitted by the laws of the State of Kansas.

The articles of incorporation of Heartland Outback, Inc. allow the corporation to, unless prohibited by law, hold harmless and indemnify any current or former director or officer, or a person serving as an director, officer, employee, or agent of another entity at the request of such corporation, against all expenses paid or incurred in connection with, arising out of, or resulting from any threatened, pending, or completed claim, action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and whether brought by or in the right of such corporation or otherwise, in which such person may be involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he or she is or was a director or officer, provided such person’s conduct is not finally adjudged to constitute knowing fraud, deliberate dishonesty, or willful misconduct. Expenses shall include, but are not to be limited to, all liabilities, cost, attorneys’ fees and disbursements, amounts of judgments, fines or penalties against, and amounts paid in settlement by, such person. The right to indemnification shall also include the right to be paid by such corporation the expenses incurred in defending any civil or criminal action, suit, or proceeding in advance of its final disposition upon receipt by such corporation of an undertaking by or on behalf of such officer or director to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by such corporation as provided in this Article.

Kansas limited partnerships

The following registrants are limited partnerships organized under the laws of the State of Kansas (collectively, the “Kansas LPs”): Carrabba’s/Kansas Two-I, Limited Partnership, Carrabba’s/Kansas-I, Limited Partnership, Carrabba’s/Midwest-I, Limited Partnership, Cheeseburger-Kansas, Limited Partnership, Heartland Outback-I, Limited Partnership and Heartland Outback-II, Limited Partnership.

Section 56a-401of the Kansas Uniform Partnership Act provides that a partnership shall reimburse a partner for payments made and indemnify a partner for liabilities incurred by the partner in the ordinary course of the business of the partnership or for the preservation of its business or property.

The limited partnership agreements of each of the Kansas LPs provide that no directors and officers of the general partner of such Kansas LP will have any liability to such Kansas LP for any acts taken or not taken in connection with the business or affairs of such Kansas LP, except in the case of intentional misconduct or gross negligence as determined by a final order of a court of competent jurisdiction. In addition, each Kansas LP shall indemnify the directors and officers of its general partner, solely out of the assets of such Kansas LP and not its general partner, for any liabilities arising out of any claims brought in connection with the business or affairs of such Kansas LP, provided the conduct of such officer or director was performed in good faith and in a manner reasonably believed by them to be in or not opposed to the best interests of such Kansas LP and did not constitute intentional misconduct or gross negligence. In certain circumstances, costs and legal fees may be advanced to such officers and directors.

Registrants Incorporated or Organized Under the Laws of Maryland

Maryland corporations

The following registrants are corporations incorporated under the laws of the State of Maryland (collectively, the “Maryland Corporations”): Frederick Outback, Inc., Outback of Waldorf, Inc, Outback of Aspen Hills, Inc. and Outback of Germantown, Inc.

The Maryland General Corporation Law (“MGCL”) permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty established by a final judgment as being material to the cause of action.

The MGCL requires a corporation to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation. In addition, the MGCL requires a corporation, as a condition to advancing expenses, to obtain (1) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation as authorized by the bylaws and (2) a written statement by or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

Neither the bylaws or articles of incorporation of Frederick Outback, Inc. contain provisions regarding the indemnification of directors and officers or limitations on the liability of directors and officers. The articles of incorporation of Outback of Waldorf, Inc. provide that no officer shall be liable to the company or its stockholders for any money damages except to the extent it can be proved that such officer actually received an improper benefit or profit or to the extent a final judgment determines such officer action or failure to act was both material to the action and the result of active and deliberate dishonesty or intentionally wrongful, willful or malicious. The articles of incorporation for both Outback of Aspen Hills, Inc. and Outback of Germantown, Inc. provide that the present and former directors and officers of such entity shall be indemnified to the fullest extent of the laws of the state of Maryland.

Maryland limited liability companies

The following registrant is organized as limited liability companies under the laws of the State of Maryland: Carrabba’s of Bowie, LLC.

Section 4A-203 of the Maryland Limited Liability Company Act provides that a limited liability company has the general power to indemnify and hold harmless any member, agent, or employee from and against any and all claims and demands, except in the case of action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness, and subject to the standards and restrictions, if any, set forth in the articles of organization or operating agreement.

The operating agreement of Carrabba’s of Bowie, LLC does not contain provisions regarding the indemnification of directors and officers or limitations on the liability of directors and officers.

Registrants Incorporated or Organized Under the Laws of New Mexico

The following registrant is a corporation incorporated under the laws of the State of New Mexico: Outback & Carrabba’s of New Mexico, Inc.

Section 53-11-4.1 of the New Mexico Business Corporation Act empowers a corporation to indemnify any officer or director against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the person in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, if (1) the person acted in good faith; (2) the person reasonably believed: (a) in the case of conduct in the person’s official capacity with the corporation, that the person’s conduct was in the best interest of the corporation, and (b) in all other cases, the person’s conduct was at least not opposed to the corporation’s best interest; and (3) in the case of any criminal proceeding, the person had no reasonable cause to believe that his conduct was unlawful. Such section empowers a corporation to maintain insurance or furnish similar protection on behalf of any officer of director against any liability asserted against the person in such capacity whether or not the corporation would have the power to indemnify the person against such liability under the provisions described above. The indemnification provisions described above are not exclusive of any other rights to which an officer of director may be entitled under the articles of incorporation, the bylaws, an agreement, a resolution of shareholders or directors or otherwise.

The bylaws of Outback & Carrabba’s of New Mexico, Inc. provide for indemnification of the current and former officers and directors to the extent and by the procedure allowed by the New Mexico Business Corporation Act.

Registrants Incorporated or Organized Under the Laws of Texas

Texas corporations

The following registrants are corporations incorporated under the laws of the State of Texas (collectively, the “Texas Corporations”): CIGI Beverages of Texas, Inc., CIGI Holdings, Inc., OBTex Holdings, Inc. and Outback Beverages of Texas, Inc.

Article 2.02–1 of the Texas Business Corporation Act permits Texas corporations, in certain circumstances, to indemnify any present or former director, officer, employee or agent of the corporation against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding in which any such person was, is or is threatened to be, made a party by reason of holding such office or position, but only to a limited extent for obligations resulting from a proceeding in which the person is found liable on the basis that a personal benefit was improperly received or in circumstances in which the person is found liable in a derivative suit brought on behalf of the corporation.

Article 2.02–1 of the Texas Business Corporation Act also permits Texas corporations to purchase and maintain liability insurance for directors and officers.

The articles of incorporation of CIGI Beverages of Texas, Inc., CIGI Holdings, Inc. and OBTex Holdings, Inc. provide that no director shall be liable to the corporation or its shareholders for monetary damages for an act or omission in such director’s capacity as a director, except for liability resulting from: a breach of the director’s duty of loyalty to the corporation or its shareholders; an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or an act of omission that involves intentional misconduct or a knowing violation of the law; a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director’s office; an act or omission for which the liability of a director is expressly provided by an applicable statute; or an act related to an unlawful stock repurchase or payment of a dividend. In addition, the by-laws of CIGI Beverages of Texas, Inc., CIGI Holdings, Inc. and OBTex Holdings, Inc. provide for the indemnification of any current or former director or officer and any person who, while a director or officer of the corporation, is or was serving at the request of the corporation as a director or officer of any other entity, against reasonable expenses incurred in connection with any action, suit or proceeding in which such person is a named defendant or respondent if he has been wholly successful, on the merits or otherwise, in the defense of such action, suit or proceeding. In addition, such corporation may indemnify any such person who was, or is, threatened to be named a defendant or respondent in an action, suit or proceeding against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by him in connection with an action, suit or proceeding to the full extent permitted by Texas law. The corporation may also pay in advance any reasonable expenses that may become subject to indemnification subject to Texas law.

The by-laws of Outback Beverages of Texas, Inc. provide that subject to and as permitted by Texas law, such corporation may pay or reimburse any present or former director or officer any costs or expenses actually and necessarily incurred in any action, suit or proceeding to which such person is made a party by reason of holding such position; provided, however that such person shall not receive such indemnification if finally adjudicated therein to be liable for negligence or misconduct in office. Such indemnification shall also extend to good faith expenditures incurred in anticipation of or preparation for, threatened or proposed litigation, and in certain cases, to cover the good faith settlement of any such action, suit or proceeding, whether formally instituted or not.

Texas limited partnerships

The following registrants are limited partnerships organized under the laws of the State of Texas (collectively, the “Texas LPs”): Outback Steakhouse of Dallas-I, Ltd., Outback Steakhouse of Dallas-II, Ltd., Outback Steakhouse of Houston-I, Ltd. and Outback Steakhouse of Houston-II, Ltd.

Section 11.02 of the Texas Revised Limited Partnership Act, or the “TRLPA,” provides that a limited partnership may indemnify a person who was, is or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a general partner of a limited partnership, and it is determined that the person (i) acted in good faith, (ii) reasonably believed, in cases regarding the person’s conduct in the official capacity of general partner, that such conduct was in the best interest of the partnership, and in all other cases, that the person’s conduct was at least not opposed to the partnership’s best interests, and (iii) in the case of a criminal proceeding, the person had no reasonable cause to believe that the conduct was unlawful. Under Section 11.03 of the TRLPA, a limited partnership may not indemnify (other than reasonable expenses actually incurred absent willful or intentional misconduct) a general partner in connection with (i) a proceeding in which such person is found liable to the limited partnership or the limited partners or (ii) any other proceeding in which such person is found liable on the basis that personal benefit was improperly received by such person, whether or not the benefit resulted from an action taken in such person’s official capacity.

The limited partnership agreements of each of the Texas LPs provide that no directors and officers of the general partner of such Texas LP will have any liability to such Texas LP for any acts taken or not taken in connection with the business or affairs of such Texas LP, except in the case of intentional misconduct or gross negligence as determined by a final order of a court of competent jurisdiction. In addition, each Texas LP shall indemnify the directors and officers of its general partner, solely out of the assets of such Texas LP and not its general partner, for any liabilities arising out of any claims brought in connection with the business or affairs of such Texas LP, provided the conduct of such officer or director was performed in good faith and in a manner reasonably believed by them to be in or not opposed to the best interests of such Texas LP and did not constitute intentional misconduct or gross negligence. In certain circumstances, costs and legal fees may be advanced to such officers and directors.

Registrants Incorporated or Organized Under the Laws of South Carolina

The following registrant is a corporation incorporated under the laws of the State of South Carolina: Outback Steakhouse of South Carolina, Inc.

Under Section 33 of the South Carolina Code of Laws (the “SCCL”), a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he reasonably believed: (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interest; and (ii) in all other cases, that his conduct was at least not opposed to its best interest; and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

The bylaws of Outback Steakhouse of South Carolina, Inc. (“OSC”) provide that any current or former director or officer, or any person who may have served at its request as a director or officer of another corporation, shall be indemnified and held harmless, to the fullest extent legally permissible under the South Carolina Business Corporation Act, against all expenses, liabilities, and losses (including attorneys’ fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered in connection with any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, in relation to OSC. In addition, OSC may purchase insurance on behalf of any current and former officer and director against any liability asserted against such person, whether or not it has the power to indemnify such person.

Registrants Incorporated or Organized Under the Laws of West Virginia

The following registrant is a corporation incorporated under the laws of the State of West Virginia: Outback Steakhouse West Virginia, Inc.

Under Section 31D-8-831 of the West Virginia Code, a director is not liable to the corporation or its shareholders for any decision to take or not to take action, or any failure to take any action, as a director, unless the party asserting liability in a proceeding establishes that: (1) any provision in the corporation’s articles of incorporation does not preclude liability; and (2) the challenged conduct consisted or was the result of: (A) action not in good faith; or (B) a decision: (i) which the director did not reasonably believe to be in the best interests of the corporation; or (ii) as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances; or (C) a lack of objectivity due to the director’s familial, financial or business relationship with, or a lack of independence due to the director’s domination or control by, another person having a material interest in the challenged conduct: (i) which relationship or which domination or control could reasonably be expected to have affected the director’s judgment respecting the challenged conduct in a manner adverse to the corporation; and (ii) after a reasonable expectation has been established, the director does not establish that the challenged conduct was reasonably believed by the director to be in the best interests of the corporation; or (D) a sustained failure of the director to devote attention to ongoing oversight of the business and affairs of the corporation, or a failure to devote timely attention, by making or causing to be made appropriate inquiry when particular facts and circumstances of significant concern materialize that would alert a reasonably attentive director to the need for inquiry; or (E) receipt of a financial benefit to which the director was not entitled or any other breach of the director’s duties to deal fairly with the corporation and its shareholders that is actionable under applicable law.

Chapter 31D-8-832 of the West Virginia Code provides that a director who votes for or assents to a distribution in excess of what may be authorized and made pursuant to applicable law is personally liable to the corporation for the amount of the distribution that exceeds what could have been distributed without violating applicable law, if the party asserting liability establishes that when taking the action the director did not comply with applicable law. A director held liable under this subsection of the West Virginia Code for an unlawful distribution is entitled to: (1) contribution from every other director who could be held liable for the unlawful distribution; and (2) recoupment from each shareholder of the pro rata portion of the amount of the unlawful distribution the shareholder accepted, knowing the distribution was made in violation of the law., all subject to certain limitations on the timing of such proceedings.

In addition, Chapter 31D-8-857 of the West Virginia Code allows that a corporation shall have power to purchase and maintain insurance on behalf of any person who is a current or former director or officer, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust employee benefit plan or other entity against any liability asserted against such person or incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify him against such liability.

Neither the articles of incorporation nor the bylaws of Outback Steakhouse West Virginia, Inc. contains provisions regarding the indemnification of directors and officers or limitations on the liability of directors and officers.

Item 21.	Exhibits and Financial Statement Schedules

3.1.1	Certificate of Formation of OSI Restaurant Partners, LLC

3.1.2	Certificate of Incorporation of OSI Co-Issuer Inc.

Certificate of Incorporation or the corresponding organizational instrument, with any amendments thereto, of the following additional registrants:

3.1.3	A La Carte Event Pavilion, Ltd.

3.1.4	Carrabba’s Designated Partner, LLC

3.1.5	Carrabba’s Italian Grill, LLC

3.1.6	Carrabba’s Kansas Designated Partner, LLC

3.1.7	Carrabba’s Kansas, Inc.

3.1.8	Carrabba’s Midwest Designated Partner, LLC

3.1.9	Carrabba’s Midwest, Inc.

3.1.10	Carrabba’s of Baton Rouge, LLC

3.1.11	Carrabba’s of Bowie, LLC

3.1.12	Carrabba’s Shreveport, LLC

3.1.13	Carrabba’s/Arizona-I, Limited Partnership

3.1.14	Carrabba’s/Birchwood, Limited Partnership

3.1.15	Carrabba’s/Bobby Pasta, Limited Partnership

3.1.16	Carrabba’s/Broken Arrow, Limited Partnership

3.1.17	Carrabba’s/Canton, Limited Partnership

3.1.18	Carrabba’s/Carolina-I, Limited Partnership

3.1.19	Carrabba’s/Central Florida-I, Limited Partnership

3.1.20	Carrabba’s/Chicago, Limited Partnership

3.1.21	Carrabba’s/Colorado-I, Limited Partnership

3.1.22	Carrabba’s/Crestview Hills, Limited Partnership

3.1.23	Carrabba’s/Dallas-I, Limited Partnership

3.1.24	Carrabba’s/DC-I, Limited Partnership

3.1.25	Carrabba’s/First Coast, Limited Partnership

3.1.26	Carrabba’s/Georgia-I, Limited Partnership

3.1.27	Carrabba’s/Great Lakes-I, Limited Partnership

3.1.28	Carrabba’s/Gulf Coast-I, Limited Partnership

3.1.29	Carrabba’s/Heartland-I, Limited Partnership

3.1.30	Carrabba’s/Kansas Two-I, Limited Partnership

3.1.31	Carrabba’s/Kansas-I, Limited Partnership

3.1.32	Carrabba’s/Mid Atlantic-I, Limited Partnership

3.1.33	Carrabba’s/Mid East, Limited Partnership

3.1.34	Carrabba’s/Midwest-I, Limited Partnership

3.1.35	Carrabba’s/New England, Limited Partnership

3.1.36	Carrabba’s/Ohio, Limited Partnership

3.1.37	Carrabba’s/Outback, Limited Partnership

3.1.38	Carrabba’s/Pensacola, Limited Partnership

3.1.39	Carrabba’s/Second Coast, Limited Partnership

3.1.40	Carrabba’s/South Florida-I, Limited Partnership

3.1.41	Carrabba’s/South Texas-I, Limited Partnership

3.1.42	Carrabba’s/Sun Coast, Limited Partnership

3.1.43	Carrabba’s/Texas, Limited Partnership

3.1.44	Carrabba’s/Tri State-I, Limited Partnership

3.1.45	Carrabba’s/Tropical Coast, Limited Partnership

3.1.46	Carrabba’s/Virginia, Limited Partnership

3.1.47	Carrabba’s/West Florida-I, Limited Partnership

3.1.48	Carrabba’s/Z Team Two-I, Limited Partnership

3.1.49	Carrabba’s/Z Team-I, Limited Partnership

3.1.50	Cheeseburger Designated Partner, LLC

3.1.51	Cheeseburger in Paradise of Kansas, Inc.

3.1.52	Cheeseburger in Paradise, LLC

3.1.53	Cheeseburger Kansas Designated Partner, LLC

3.1.54	Cheeseburger-Buckeye, Limited Partnership

3.1.55	Cheeseburger-Downer’s Grove, Limited Partnership

3.1.56	Cheeseburger-Illinois, Limited Partnership

3.1.57	Cheeseburger-Kansas, Limited Partnership

3.1.58	Cheeseburger-Maryland, Limited Partnership

3.1.59	Cheeseburger-Michigan, Limited Partnership

3.1.60	Cheeseburger-Nebraska, Limited Partnership

3.1.61	Cheeseburger-Northern New Jersey, Limited Partnership

3.1.62	Cheeseburger-Northern Virginia, Limited Partnership

3.1.63	Cheeseburger-Ohio, Limited Partnership

3.1.64	Cheeseburger-South Carolina, Limited Partnership

3.1.65	Cheeseburger-South Eastern Pennsylvania, Limited Partnership

3.1.66	Cheeseburger-South Florida, Limited Partnership

3.1.67	Cheeseburger-Southern NY, Limited Partnership

3.1.68	Cheeseburger-West Nyack, Limited Partnership

3.1.69	Cheeseburger-Wisconsin, Limited Partnership

3.1.70	CIGI Beverages of Texas, Inc.

3.1.71	CIGI Holdings, Inc.

3.1.72	Frederick Outback, Inc.

3.1.73	Heartland Outback, Inc.

3.1.74	Heartland Outback-I, Limited Partnership

3.1.75	Heartland Outback-II, Limited Partnership

3.1.76	OBTex Holdings, Inc.

3.1.77	OS Asset, Inc.

3.1.78	OS Capital, Inc.

3.1.79	OS Developers, LLC

3.1.80	OS Management, Inc.

3.1.81	OS Mortgage Holdings, Inc.

3.1.82	OS Realty, LLC

3.1.83	OS Restaurant Services, Inc.

3.1.84	OS Speedway, LLC

3.1.85	OS Tropical, LLC

3.1.86	OSF/CIGI of Evesham Partnership

3.1.87	OSI International, LLC

3.1.88	Outback & Carrabba’s of New Mexico, Inc.

3.1.89	Outback Alabama, Inc.

3.1.90	Outback Beverages of Texas, Inc.

3.1.91	Outback Catering Company, Limited Partnership

3.1.92	Outback Catering Company-II, Limited Partnership

3.1.93	Outback Catering Designated Partner, LLC

3.1.94	Outback Catering of Pittsburgh, Ltd.

3.1.95	Outback Catering, Inc.

3.1.96	Outback Designated Partner, LLC

3.1.97	Outback International Designated Partner, LLC

3.1.98	Outback Kansas Designated Partner, LLC

3.1.99	Outback of Waldorf, Inc.

3.1.100	Outback Sports, LLC

3.1.101	Outback Steakhouse International, L.P.

3.1.102	Outback Steakhouse International, LLC

3.1.103	Outback Steakhouse of Central Florida, Ltd.

3.1.104	Outback Steakhouse of Central Florida-II, Ltd.

3.1.105	Outback Steakhouse of Dallas-I, Ltd.

3.1.106	Outback Steakhouse of Dallas-II, Ltd.

3.1.107	Outback Steakhouse of Florida, LLC

3.1.108	Outback Steakhouse of Houston-I, Ltd.

3.1.109	Outback Steakhouse of Houston-II, Ltd.

3.1.110	Outback Steakhouse of Indianapolis, Ltd.

3.1.111	Outback Steakhouse of Kentucky, Ltd.

3.1.112	Outback Steakhouse of North Georgia-I, L.P.

3.1.113	Outback Steakhouse of North Georgia-II, L.P.

3.1.114	Outback Steakhouse of South Carolina, Inc.

3.1.115	Outback Steakhouse of South Florida, Ltd.

3.1.116	Outback Steakhouse of South Georgia-I, L.P.

3.1.117	Outback Steakhouse of South Georgia-II, L.P.

3.1.118	Outback Steakhouse of Washington, D.C., Ltd.

3.1.119	Outback Steakhouse West Virginia, Inc.

3.1.120	Outback Steakhouse-NYC, Ltd.

3.1.121	Outback/Alabama-I, Limited Partnership

3.1.122	Outback/Alabama-II, Limited Partnership

3.1.123	Outback/Bayou-I, Limited Partnership

3.1.124	Outback/Bayou-II, Limited Partnership

3.1.125	Outback/Billings, Limited Partnership

3.1.126	Outback/Bluegrass-I, Limited Partnership

3.1.127	Outback/Bluegrass-II, Limited Partnership

3.1.128	Outback/Buckeye-I, Limited Partnership

3.1.129	Outback/Buckeye-II, Limited Partnership

3.1.130	Outback/Carrabba’s Partnership

3.1.131	Outback/Central Mass, Limited Partnership

3.1.132	Outback/Charlotte-I, Limited Partnership

3.1.133	Outback/Chicago-I, Limited Partnership

3.1.134	Outback/Cleveland-I, Limited Partnership

3.1.135	Outback/Cleveland-II, Limited Partnership

3.1.136	Outback/DC, Limited Partnership

3.1.137	Outback/Denver-I, Limited Partnership

3.1.138	Outback/Detroit-I, Limited Partnership

3.1.139	Outback/East Michigan, Limited Partnership

3.1.140	Outback/Empire-I, Limited Partnership

3.1.141	Outback/Hawaii-I, Limited Partnership

3.1.142	Outback/Heartland-I, Limited Partnership

3.1.143	Outback/Heartland-II, Limited Partnership

3.1.144	Outback/Indianapolis-II, Limited Partnership

3.1.145	Outback/Metropolis-I, Limited Partnership

3.1.146	Outback/Mid Atlantic-I, Limited Partnership

3.1.147	Outback/Midwest-II, Limited Partnership

3.1.148	Outback/Missouri-I, Limited Partnership

3.1.149	Outback/Missouri-II, Limited Partnership

3.1.150	Outback/Nevada-I, Limited Partnership

3.1.151	Outback/Nevada-II, Limited Partnership

3.1.152	Outback/New England-I, Limited Partnership

3.1.153	Outback/New England-II, Limited Partnership

3.1.154	Outback/New York, Limited Partnership

3.1.155	Outback/North Florida-I, Limited Partnership

3.1.156	Outback/North Florida-II, Limited Partnership

3.1.157	Outback/Phoenix-I, Limited Partnership

3.1.158	Outback/Phoenix-II, Limited Partnership

3.1.159	Outback/Shenandoah-I, Limited Partnership

3.1.160	Outback/Shenandoah-II, Limited Partnership

3.1.161	Outback/South Florida-II, Limited Partnership

3.1.162	Outback/Southwest Georgia, Limited Partnership

3.1.163	Outback/Stone-II, Limited Partnership

3.1.164	Outback/Utah-I, Limited Partnership

3.1.165	Outback/Virginia, Limited Partnership

3.1.166	Outback/West Florida-I, Limited Partnership

3.1.167	Outback/West Florida-II, Limited Partnership

3.1.168	Outback/West Penn, Limited Partnership

3.1.169	Private Restaurant Master Lessee, LLC

3.1.170	OSI Gift Card Services, LLC

3.1.171	Carrabba’s Italian Market, LLC

3.1.172	Outback of Aspen Hill, Inc.

3.1.173	Outback of Germantown, Inc.

3.1.174	Outback/Midwest-I, Limited Partnership

3.2.1	Limited Liability Company Agreement of OSI Restaurant Partners, LLC. (1)

3.2.2	By-laws of OSI Co-Issuer Inc. (1)

By-laws or the corresponding operating agreement or limited partnership agreement, with any amendments thereto, of the following additional registrants:

3.2.3	A La Carte Event Pavilion, Ltd. (1)

3.2.4	Carrabba’s Designated Partner, LLC (1)

3.2.5	Carrabba’s Italian Grill, LLC (1)

3.2.6	Carrabba’s Kansas Designated Partner, LLC (1)

3.2.7	Carrabba’s Kansas, Inc. (1)

3.2.8	Carrabba’s Midwest Designated Partner, LLC (1)

3.2.9	Carrabba’s Midwest, Inc. (1)

3.2.10	Carrabba’s of Baton Rouge, LLC (1)

3.2.11	Carrabba’s of Bowie, LLC (1)

3.2.12	Carrabba’s Shreveport, LLC (1)

3.2.13	Carrabba’s/Arizona-I, Limited Partnership (1)

3.2.14	Carrabba’s/Birchwood, Limited Partnership (1)

3.2.15	Carrabba’s/Bobby Pasta, Limited Partnership (1)

3.2.16	Carrabba’s/Broken Arrow, Limited Partnership (1)

3.2.17	Carrabba’s/Canton, Limited Partnership (1)

3.2.18	Carrabba’s/Carolina-I, Limited Partnership (1)

3.2.19	Carrabba’s/Central Florida-I, Limited Partnership (1)

3.2.20	Carrabba’s/Chicago, Limited Partnership (1)

3.2.21	Carrabba’s/Colorado-I, Limited Partnership (1)

3.2.22	Carrabba’s/Crestview Hills, Limited Partnership (1)

3.2.23	Carrabba’s/Dallas-I, Limited Partnership (1)

3.2.24	Carrabba’s/DC-I, Limited Partnership (1)

3.2.25	Carrabba’s/First Coast, Limited Partnership (1)

3.2.26	Carrabba’s/Georgia-I, Limited Partnership (1)

3.2.27	Carrabba’s/Great Lakes-I, Limited Partnership (1)

3.2.28	Carrabba’s/Gulf Coast-I, Limited Partnership (1)

3.2.29	Carrabba’s/Heartland-I, Limited Partnership (1)

3.2.30	Carrabba’s/Kansas Two-I, Limited Partnership (1)

3.2.31	Carrabba’s/Kansas-I, Limited Partnership (1)

3.2.32	Carrabba’s/Mid Atlantic-I, Limited Partnership (1)

3.2.33	Carrabba’s/Mid East, Limited Partnership (1)

3.2.34	Carrabba’s/Midwest-I, Limited Partnership (1)

3.2.35	Carrabba’s/New England, Limited Partnership (1)

3.2.36	Carrabba’s/Ohio, Limited Partnership (1)

3.2.37	Carrabba’s/Outback, Limited Partnership (1)

3.2.38	Carrabba’s/Pensacola, Limited Partnership (1)

3.2.39	Carrabba’s/Second Coast, Limited Partnership (1)

3.2.40	Carrabba’s/South Florida-I, Limited Partnership (1)

3.2.41	Carrabba’s/South Texas-I, Limited Partnership (1)

3.2.42	Carrabba’s/Sun Coast, Limited Partnership (1)

3.2.43	Carrabba’s/Texas, Limited Partnership (1)

3.2.44	Carrabba’s/Tri State-I, Limited Partnership (1)

3.2.45	Carrabba’s/Tropical Coast, Limited Partnership (1)

3.2.46	Carrabba’s/Virginia, Limited Partnership (1)

3.2.47	Carrabba’s/West Florida-I, Limited Partnership (1)

3.2.48	Carrabba’s/Z Team Two-I, Limited Partnership (1)

3.2.49	Carrabba’s/Z Team-I, Limited Partnership (1)

3.2.50	Cheeseburger Designated Partner, LLC (1)

3.2.51	Cheeseburger in Paradise of Kansas, Inc. (1)

3.2.52	Cheeseburger in Paradise, LLC (1)

3.2.53	Cheeseburger Kansas Designated Partner, LLC (1)

3.2.54	Cheeseburger-Buckeye, Limited Partnership (1)

3.2.55	Cheeseburger-Downer’s Grove, Limited Partnership (1)

3.2.56	Cheeseburger-Illinois, Limited Partnership (1)

3.2.57	Cheeseburger-Kansas, Limited Partnership (1)

3.2.58	Cheeseburger-Maryland, Limited Partnership (1)

3.2.59	Cheeseburger-Michigan, Limited Partnership (1)

3.2.60	Cheeseburger-Nebraska, Limited Partnership (1)

3.2.61	Cheeseburger-Northern New Jersey, Limited Partnership (1)

3.2.62	Cheeseburger-Northern Virginia, Limited Partnership (1)

3.2.63	Cheeseburger-Ohio, Limited Partnership (1)

3.2.64	Cheeseburger-South Carolina, Limited Partnership (1)

3.2.65	Cheeseburger-South Eastern Pennsylvania, Limited Partnership (1)

3.2.66	Cheeseburger-South Florida, Limited Partnership (1)

3.2.67	Cheeseburger-Southern NY, Limited Partnership (1)

3.2.68	Cheeseburger-West Nyack, Limited Partnership (1)

3.2.69	Cheeseburger-Wisconsin, Limited Partnership (1)

3.2.70	CIGI Beverages of Texas, Inc. (1)

3.2.71	CIGI Holdings, Inc. (1)

3.2.72	Frederick Outback, Inc. (1)

3.2.73	Heartland Outback, Inc. (1)

3.2.74	Heartland Outback-I, Limited Partnership (1)

3.2.75	Heartland Outback-II, Limited Partnership (1)

3.2.76	OBTex Holdings, Inc. (1)

3.2.77	OS Asset, Inc. (1)

3.2.78	OS Capital, Inc. (1)

3.2.79	OS Developers, LLC (1)

3.2.80	OS Management, Inc. (1)

3.2.81	OS Mortgage Holdings, Inc. (1)

3.2.82	OS Realty, LLC (1)

3.2.83	OS Restaurant Services, Inc. (1)

3.2.84	OS Speedway, LLC (1)

3.2.85	OS Tropical, LLC (1)

3.2.86	OSF/CIGI of Evesham Partnership (1)

3.2.87	OSI International, LLC (1)

3.2.88	Outback & Carrabba’s of New Mexico, Inc. (1)

3.2.89	Outback Alabama, Inc. (1)

3.2.90	Outback Beverages of Texas, Inc. (1)

3.2.91	Outback Catering Company, Limited Partnership (1)

3.2.92	Outback Catering Company-II, Limited Partnership (1)

3.2.93	Outback Catering Designated Partner, LLC (1)

3.2.94	Outback Catering of Pittsburgh, Ltd. (1)

3.2.95	Outback Catering, Inc. (1)

3.2.96	Outback Designated Partner, LLC (1)

3.2.97	Outback International Designated Partner, LLC (1)

3.2.98	Outback Kansas Designated Partner, LLC (1)

3.2.99	Outback of Waldorf, Inc. (1)

3.2.100	Outback Sports, LLC (1)

3.2.101	Outback Steakhouse International, L.P. (1)

3.2.102	Outback Steakhouse International, LLC (1)

3.2.103	Outback Steakhouse of Central Florida, Ltd. (1)

3.2.104	Outback Steakhouse of Central Florida-II, Ltd. (1)

3.2.105	Outback Steakhouse of Dallas-I, Ltd. (1)

3.2.106	Outback Steakhouse of Dallas-II, Ltd. (1)

3.2.107	Outback Steakhouse of Florida, LLC (1)

3.2.108	Outback Steakhouse of Houston-I, Ltd. (1)

3.2.109	Outback Steakhouse of Houston-II, Ltd. (1)

3.2.110	Outback Steakhouse of Indianapolis, Ltd. (1)

3.2.111	Outback Steakhouse of Kentucky, Ltd. (1)

3.2.112	Outback Steakhouse of North Georgia-I, L.P. (1)

3.2.113	Outback Steakhouse of North Georgia-II, L.P. (1)

3.2.114	Outback Steakhouse of South Carolina, Inc. (1)

3.2.115	Outback Steakhouse of South Florida, Ltd. (1)

3.2.116	Outback Steakhouse of South Georgia-I, L.P. (1)

3.2.117	Outback Steakhouse of South Georgia-II, L.P. (1)

3.2.118	Outback Steakhouse of Washington, D.C., Ltd. (1)

3.2.119	Outback Steakhouse West Virginia, Inc. (1)

3.2.120	Outback Steakhouse-NYC, Ltd. (1)

3.2.121	Outback/Alabama-I, Limited Partnership (1)

3.2.122	Outback/Alabama-II, Limited Partnership (1)

3.2.123	Outback/Bayou-I, Limited Partnership (1)

3.2.124	Outback/Bayou-II, Limited Partnership (1)

3.2.125	Outback/Billings, Limited Partnership (1)

3.2.126	Outback/Bluegrass-I, Limited Partnership (1)

3.2.127	Outback/Bluegrass-II, Limited Partnership (1)

3.2.128	Outback/Buckeye-I, Limited Partnership (1)

3.2.129	Outback/Buckeye-II, Limited Partnership (1)

3.2.130	Outback/Carrabba’s Partnership (1)

3.2.131	Outback/Central Mass, Limited Partnership (1)

3.2.132	Outback/Charlotte-I, Limited Partnership (1)

3.2.133	Outback/Chicago-I, Limited Partnership (1)

3.2.134	Outback/Cleveland-I, Limited Partnership (1)

3.2.135	Outback/Cleveland-II, Limited Partnership (1)

3.2.136	Outback/DC, Limited Partnership (1)

3.2.137	Outback/Denver-I, Limited Partnership (1)

3.2.138	Outback/Detroit-I, Limited Partnership (1)

3.2.139	Outback/East Michigan, Limited Partnership (1)

3.2.140	Outback/Empire-I, Limited Partnership (1)

3.2.141	Outback/Hawaii-I, Limited Partnership (1)

3.2.142	Outback/Heartland-I, Limited Partnership (1)

3.2.143	Outback/Heartland-II, Limited Partnership (1)

3.2.144	Outback/Indianapolis-II, Limited Partnership (1)

3.2.145	Outback/Metropolis-I, Limited Partnership (1)

3.2.146	Outback/Mid Atlantic-I, Limited Partnership (1)

3.2.147	Outback/Midwest-II, Limited Partnership (1)

3.2.148	Outback/Missouri-I, Limited Partnership (1)

3.2.149	Outback/Missouri-II, Limited Partnership (1)

3.2.150	Outback/Nevada-I, Limited Partnership (1)

3.2.151	Outback/Nevada-II, Limited Partnership (1)

3.2.152	Outback/New England-I, Limited Partnership (1)

3.2.153	Outback/New England-II, Limited Partnership (1)

3.2.154	Outback/New York, Limited Partnership (1)

3.2.155	Outback/North Florida-I, Limited Partnership (1)

3.2.156	Outback/North Florida-II, Limited Partnership (1)

3.2.157	Outback/Phoenix-I, Limited Partnership (1)

3.2.158	Outback/Phoenix-II, Limited Partnership (1)

3.2.159	Outback/Shenandoah-I, Limited Partnership (1)

3.2.160	Outback/Shenandoah-II, Limited Partnership (1)

3.2.161	Outback/South Florida-II, Limited Partnership (1)

3.2.162	Outback/Southwest Georgia, Limited Partnership (1)

3.2.163	Outback/Stone-II, Limited Partnership (1)

3.2.164	Outback/Utah-I, Limited Partnership (1)

3.2.165	Outback/Virginia, Limited Partnership (1)

3.2.166	Outback/West Florida-I, Limited Partnership (1)

3.2.167	Outback/West Florida-II, Limited Partnership (1)

3.2.168	Outback/West Penn, Limited Partnership (1)

3.2.169	Private Restaurant Master Lessee, LLC (1)

3.2.170	OSI Gift Card Services, LLC (1)

3.2.171	Carrabba’s Italian Market, LLC (1)

3.2.172	Outback of Aspen Hill, Inc. (1)

3.2.173	Outback of Germantown, Inc. (1)

3.2.174	Outback/Midwest-I, Limited Partnership (1)

4.1	Indenture dated as of June 14, 2007 among OSI Restaurant Partners, LLC, OSI Co-Issuer, Inc., the Guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee.*

4.2	Registration Rights Agreement dated as of June 14, 2007 by and among OSI Restaurant Partners, LLC, OSI Co-Issuer, Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., ABN AMRO Incorporated, GE Capital Markets, Inc., Rabo Securities USA, Inc., SunTrust Capital Markets, Inc. and Wells Fargo Securities, LLC.*

4.3	Form of 10% Senior Note due 2015 (contained in exhibit 4.1)*

5.1	Opinion of Ropes & Gray LLP*

5.2	Opinion of Bradley Arant Rose & White LLP*

5.3	Opinion of Greenberg Traurig, P.A.*

5.4	Opinion of Greenberg Traurig, LLP*

5.5	Opinion of Bryan Cave LLP*

5.6	Opinion of Greenberg Traurig, LLP*

5.7	Opinion of Greenberg Traurig, LLP*

5.8	Opinion of Holland & Hart LLP*

5.9	Opinion of Nexsen Pruet, LLC*

5.10	Opinion of The Fusco Legal Group, LC*

10.1	Credit Agreement dated as of June 14, 2007 among OSI Restaurant Partners, LLC, as Borrower, OSI Holdco, Inc., the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, Pre-Funded RC Deposit Bank, Swing Line Lender and an L/C Issuer, Bank of America, N.A., as Syndication Agent, and General Electric Capital Corporation, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International,” New York Branch, LaSalle Bank, N.A., Wachovia Bank, N.A. and Wells Fargo Bank, N.A., as Co-Documentation Agents.*

10.2

Master Lease Agreement, dated as of the 14th day of June, 2007, between Private Restaurant Properties, LLC, as landlord, and Private Restaurant Master Lessee, LLC, as tenant as amended by First Amendment to Master Lease Agreement, dated made and effective as of September 15, 2007.*

10.3	Guaranty, dated as of the 14th day of June, 2007, made by OSI Restaurant Partners, LLC to and for the benefit of Private Restaurant Properties, LLC.*

10.4	Form of Subordination, Non-Disturbance and Attornment Agreement, between German American Capital Corporation and Bank of America, N.A., as lenders and mortgagees, and Private Restaurant Master Lessee, LLC, as tenant, as consented to by Private Restaurant Properties, LLC, as landlord.*

10.5	Environmental Indemnity, made as of June 14, 2007, by OSI Restaurant Partners, LLC and Private Restaurant Master Lessee, LLC, as indemnitors, for the benefit of German American Capital Corporation and Bank of America, N.A.*

10.6	Environmental Indemnity (First Mezzanine), made as of June 14, 2007, by OSI Restaurant Partners, LLC and Private Restaurant Master Lessee, LLC, as indemnitors, for the benefit of German American Capital Corporation and Bank of America, N.A.*

10.7	Environmental Indemnity (Second Mezzanine), made as of June 14, 2007, by OSI Restaurant Partners, LLC and Private Restaurant Master Lessee, LLC, as indemnitors, for the benefit of German American Capital Corporation and Bank of America, N.A.*

10.8	Environmental Indemnity (Third Mezzanine), made as of June 14, 2007, by OSI Restaurant Partners, LLC and Private Restaurant Master Lessee, LLC, as indemnitors, for the benefit of German American Capital Corporation and Bank of America, N.A.*

10.9	Environmental Indemnity (Fourth Mezzanine), made as of June 14, 2007, by OSI Restaurant Partners, LLC and Private Restaurant Master Lessee, LLC, as indemnitors, for the benefit of German American Capital Corporation and Bank of America, N.A.*

10.10	Amended and Restated Employment Agreement dated June 14, 2007, between A. William Allen, III and OSI Restaurant Partners, LLC.*

10.11	Amended and Restated Employment Agreement dated June 14, 2007, between Dirk A. Montgomery and OSI Restaurant Partners, LLC.*

10.12	Amended and Restated Employment Agreement dated June 14, 2007, between Joseph J. Kadow and OSI Restaurant Partners, LLC.*

10.13	Amended and Restated Employment Agreement dated June 14, 2007, between Paul E. Avery and OSI Restaurant Partners, LLC.*

10.14	Employment Agreement dated June 14, 2007, between Robert D. Basham and OSI Restaurant Partners, LLC.*

10.15	Employment Agreement dated June 14, 2007, between Chris T. Sullivan and OSI Restaurant Partners, LLC.*

10.16	Employment Agreement dated January 23, 2008, between Jeffrey S. Smith and Outback Steakhouse of Florida, LLC.*

10.17	ISDA Master Agreement dated as of September 11, 2007 between Wachovia Bank, National Association and OSI Restaurant Partners, LLC.*

12	Statement of Computation of Ratio of Earnings to Fixed Charges*

21	List of Subsidiaries*

23.1	Consent of PricewaterhouseCoopers LLP*

23.2	Consent of Ropes & Gray LLP (included in the opinion filed as Exhibit 5.1)*

23.3	Consent of Bradley Arant Rose & White LLP (included in the opinion filed as Exhibit 5.2)*

23.4	Consent of Greenberg Traurig, P.A. (included in the opinion filed as Exhibit 5.3)*

23.5	Consent of Greenberg Traurig, LLP (included in the opinion filed as Exhibit 5.4)*

23.6	Consent of Bryan Cave LLP (included in the opinion filed as Exhibit 5.5)*

23.7	Consent of Greenberg Traurig, LLP (included in the opinion filed as Exhibit 5.6)*

23.8	Consent of Greenberg Traurig, LLP (included in the opinion filed as Exhibit 5.7)*

23.9	Consent of Holland & Hart LLP (included in the opinion filed as Exhibit 5.8)*

23.10	Consent of Nexsen Pruet, LLC (included in the opinion filed as Exhibit 5.9)*

23.11	Consent of The Fusco Legal Group, LC (included in the opinion filed as Exhibit 5.10)*

24	Powers of Attorney (included in the signature pages of this Registration Statement)*

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank with respect to the Indenture governing the 10% Senior Notes due 2015.*

99.1	Form of Letter of Transmittal*

99.2	Form of Notice of Guaranteed Delivery*

*	Previously filed.
(1)	To be filed by amendment.

Item 22.	Undertakings

(a) The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amend) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b) 11 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

OSI RESTAURANT PARTNERS, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) Member of the Board of Managers	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer (Principal Financial Officer And Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Member of the Board of Managers	May 9, 2008

* Philip Loughlin	Member of the Board of Managers	May 9, 2008

* J. Michael Chu	Member of the Board of Managers	May 9, 2008

* Mark Nunnelly	Member of the Board of Managers	May 9, 2008

* Mark Verdi	Member of the Board of Managers	May 9, 2008

* Robert D. Basham	Member of the Board of Managers	May 9, 2008

* Chris T. Sullivan	Member of the Board of Managers	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

OSI CO-ISSUER, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Director	May 9, 2008

* Philip Loughlin	Director	May 9, 2008

* J. Michael Chu	Director	May 9, 2008

* Mark Nunnelly	Director	May 9, 2008

* Mark Verdi	Director	May 9, 2008

* Robert D. Basham	Director	May 9, 2008

* Chris T. Sullivan	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

A LA CARTE EVENT PAVILION, LTD.

By:	OUTBACK CATERING, INC., its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Director of Outback Catering, Inc., the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director of the General Partner	May 9, 2008

* Paul E. Avery	Director of the General Partner	May 9, 2008

* Joseph J. Kadow	Director of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S DESIGNATED PARTNER, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Designated Partner, LLC and Manager of Carrabba’s Italian Grill, LLC, the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Carrabba’s Designated Partner, LLC	May 9, 2008

* Andrew Balson	Manager of the Member	May 9, 2008

* Philip Loughlin	Manager of the Member	May 9, 2008

* J. Michael Chu	Manager of the Member	May 9, 2008

* Mark Nunnelly	Manager of the Member	May 9, 2008

* Mark Verdi	Manager of the Member	May 9, 2008

* Robert D. Basham	Manager of the Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S ITALIAN GRILL, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC and Manager of OSI Restaurant Partners, LLC, the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member	May 9, 2008

* Philip Loughlin	Manager of the Member	May 9, 2008

* J. Michael Chu	Manager of the Member	May 9, 2008

* Mark Nunnelly	Manager of the Member	May 9, 2008

* Mark Verdi	Manager of the Member	May 9, 2008

* Robert D. Basham	Manager of the Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S ITALIAN MARKET, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the Sole Member of Carrabba’s Italian Market, LLC, and Manager of OSI Restaurant Partners, LLC, the Member of CIG	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer) of Carrabba’s Italian Market, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the Sole Member	May 9, 2008

* Robert D. Basham	Manager of the Member of the Sole Member	May 9, 2008

* J. Michael Chu	Manager of the Member of the Sole Member	May 9, 2008

* Philip Loughlin	Manager of the Member of the Sole Member	May 9, 2008

* Mark Nunnelly	Manager of the Member of the Sole Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the Sole Member	May 9, 2008

* Mark Verdi	Manager of the Member of the Sole Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S KANSAS DESIGNATED PARTNER, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Kansas Designated Partner, LLC, and Director of Carrabba’s Kansas, Inc., the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S KANSAS, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S MIDWEST DESIGNATED PARTNER, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Midwest Designated Partner, LLC, and Director of Carrabba’s Midwest, Inc., the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S MIDWEST, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gulf Breeze, State of Florida, on May 9, 2008.

CARRABBA’S OF BATON ROUGE, LLC

By:	CARRABBA’S/GULF COAST-I, LIMITED PARTNERSHIP, its Sole Member

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner of Carrabba’s/Gulf Coast-I, Limited Partnership, the Sole Member and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner of the Sole Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S OF BOWIE, LLC

By:	CARRABBA’S/DC-I, LIMITED PARTNERSHIP, its Sole Member

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner of Carrabba’s/DC-I, Limited Partnership, the Sole Member and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner of the Sole Member	May 9, 2008

/s/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southlake, State of Texas, on May 9, 2008.

CARRABBA’S SHREVEPORT, LLC

By:	CARRABBA’S/DALLAS-I, LIMITED PARTNERSHIP, its Member

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Shreveport, LLC and Manager of OSI Restaurant Partners, LLC, the Sole Member of Carrabba’s Italian Grill, LLC, the General Partner of Carrabba’s/Dallas-I, Limited Partnership, the Member of Shreveport	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Sole Member of the General Partner of the Member of Shreveport	May 9, 2008

* Philip Loughlin	Manager of the Sole Member of the General Partner of the Member of Shreveport	May 9, 2008

* J. Michael Chu	Manager of the Sole Member of the General Partner of the Member of Shreveport	May 9, 2008

* Mark Nunnelly	Manager of the Sole Member of the General Partner of the Member of Shreveport	May 9, 2008

* Robert D. Basham	Manager of the Sole Member of the General Partner of the Member of Shreveport	May 9, 2008

* Chris T. Sullivan	Manager of the Sole Member of the General Partner of the Member of Shreveport	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Sole Member of the General Partner of the Member of Shreveport	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/ARIZONA-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

* The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/BIRCHWOOD, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/BOBBY PASTA, LIMITED PARTNERSHIP,

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/BROKEN ARROW, LIMITED PARTNERSHIP,

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/CANTON, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/CAROLINA-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/CENTRAL FLORIDA-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/s/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/CHICAGO, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/COLORADO-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/CRESTVIEW HILLS, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/s/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/DALLAS-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/DC-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/FIRST COAST, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/GEORGIA-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/GREAT LAKES-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/GULF COAST-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/HEARTLAND-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/KANSAS TWO-I, LIMITED PARTNERSHIP

By:	CARRABBA’S KANSAS, INC., its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Director of Carrabba’s Kansas, Inc., the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Director of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/KANSAS-I, LIMITED PARTNERSHIP

By:	CARRABBA’S KANSAS, INC., its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Director of Carrabba’s Kansas, Inc., the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Director of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008.

CARRABBA’S/MID ATLANTIC-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/MID EAST, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/MIDWEST-I, LIMITED PARTNERSHIP

By:	CARRABBA’S MIDWEST, INC., its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Director of Carrabba’s Midwest, Inc., the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/NEW ENGLAND, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/OHIO, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/OUTBACK, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/PENSACOLA, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/SECOND COAST, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S SOUTH FLORIDA-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/SOUTH TEXAS-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/SUN COAST, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/TEXAS, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/TRI STATE-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/TROPICAL COAST, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/VIRGINIA, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/WEST FLORIDA-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/Z TEAM-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CARRABBA’S/Z TEAM TWO-I, LIMITED PARTNERSHIP

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER DESIGNATED PARTNER, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger Designated Partner, LLC, and Manager of Cheeseburger in Paradise, LLC, the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Manager of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER IN PARADISE OF KANSAS, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER IN PARADISE, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC and Manager of OS Tropical, LLC, the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Manager of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ Dirk A. Montgomery
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER KANSAS DESIGNATED PARTNER, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger Kansas Designated Partner, LLC, and Director of Cheeseburger in Paradise of Kansas, Inc., the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-BUCKEYE, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-DOWNER’S GROVE, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-ILLINOIS, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-KANSAS, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE OF KANSAS, INC., its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Director of Cheeseburger in Paradise of Kansas, Inc., the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Director of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-MARYLAND, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-MICHIGAN, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-NEBRASKA, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-NORTHERN NEW JERSEY, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-NORTHERN VIRGINIA, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-OHIO, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-SOUTH CAROLINA, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-SOUTH EASTERN PENNSYLVANIA, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-SOUTH FLORIDA, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-SOUTHERN NY, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-WEST NYACK, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CHEESEBURGER-WISCONSIN, LIMITED PARTNERSHIP

By:	CHEESEBURGER IN PARADISE, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Cheeseburger in Paradise, LLC, the General Partner and Manager of OS Tropical, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southlake, State of Texas, on May 9, 2008

CIGI BEVERAGES OF TEXAS, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Steven T. Shlemon	President, Secretary and Director (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

CIGI HOLDINGS, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Steven T. Shlemon	President (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer) and Director	May 9, 2008

* Joseph J. Kadow	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ellicott City, State of Maryland, on May 9, 2008

FREDERICK OUTBACK, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Stephen S. Newton	President, Secretary, Treasurer, and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

HEARTLAND OUTBACK, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

HEARTLAND OUTBACK-I, LIMITED PARTNERSHIP

By:	HEARTLAND OUTBACK, INC., its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Director of Heartland Outback, Inc., the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Director of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

HEARTLAND OUTBACK-II, LIMITED PARTNERSHIP

By:	HEARTLAND OUTBACK, INC., its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Director of Heartland Outback, Inc., the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Paul E. Avery	Director of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 9, 2008

OBTEX HOLDINGS, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	President, Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OS ASSET, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President (Principal Financial Officer and Principal Accounting Officer) and Director	May 9, 2008

* Kelly B. Lefferts	Director	May 9, 2008

* Joseph J. Kadow	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OS CAPITAL, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Director	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* John J. Koach	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OS DEVELOPERS, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of OS Developers, LLC and Manager of OSI Restaurant Partners, LLC, the Member of OS Realty, LLC, the Sole Member of OS Developers, LLC	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member of the Sole Member	May 9, 2008

* Robert D. Basham	Manager of the Member of the Sole Member	May 9, 2008

* J. Michael Chu	Manager of the Member of the Sole Member	May 9, 2008

* Philip Loughlin	Manager of the Member of the Sole Member	May 9, 2008

* Mark Nunnelly	Manager of the Member of the Sole Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the Sole Member	May 9, 2008

* Mark Verdi	Manager of the Member of the Sole Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OS MANAGEMENT, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President (Principal Financial Officer and Principal Accounting Officer) and Director	May 9, 2008

* Joseph J. Kadow	Director	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OS MORTGAGE HOLDINGS, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President (Principal Financial Officer and Principal Accounting Officer) and Director	May 9, 2008

* Joseph J. Kadow	Director	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OS REALTY, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of OS Realty, LLC and Manager of OSI Restaurant Partners, LLC, the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member	May 9, 2008

* Robert D. Basham	Manager of the Member	May 9, 2008

* J. Michael Chu	Manager of the Member	May 9, 2008

* Philip Loughlin	Manager of the Member	May 9, 2008

* Mark Nunnelly	Manager of the Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member	May 9, 2008

* Mark Verdi	Manager of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OS RESTAURANT SERVICES, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President (Principal Financial Officer and Principal Accounting Officer) and Director	May 9, 2008

* Joseph J. Kadow	Director	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OS SPEEDWAY, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of OS Speedway, LLC, and Director of Outback Catering, Inc., the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of OS Speedway, LLC, and Director of the Member	May 9, 2008

* Paul E. Avery	Director of the Member	May 9, 2008

* Joseph J. Kadow	Director of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OS TROPICAL, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of OS Tropical, LLC and Manager of OSI Restaurant Partners, LLC, the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member	May 9, 2008

* Robert D. Basham	Manager of the Member	May 9, 2008

* J. Michael Chu	Manager of the Member	May 9, 2008

* Philip Loughlin	Manager of the Member	May 9, 2008

* Mark Nunnelly	Manager of the Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member	May 9, 2008

* Mark Verdi	Manager of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OSF/CIGI OF EVESHAM PARTNERSHIP

By:	OUTBACK/MID ATLANTIC-I, LIMITED PARTNERSHIP, its General Partner

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

OSF/CIGI OF EVESHAM PARTNERSHIP

By:	CARRABBA’S/MID ATLANTIC-I, LIMITED PARTNERSHIP, its General Partner

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, and Manager of OSI Restaurant Partners, LLC, the Member of Carrabba’s Italian Grill, LLC and Outback Steakhouse of Florida, LLC, the General Partners of Carrabba’s/Mid Atlantic-I, Limited Partnership, and Outback/Mid Atlantic-I, Limited Partnership, respectively, together the Partners	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President (Principal Financial Officer and Principal Accounting Officer) and Manager of the Member of the General Partners of the Partners	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partners of the Partners	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partners of the Partners	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partners of the Partners	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partners of the Partners	May 9, 2008

Signature	Title	Date

* Mark Nunnelly	Manager of the Member of the General Partners of the Partners	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partners of the Partners	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partners of the Partners	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OSI GIFT CARD SERVICES, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of OSI Gift Card Services, LLC, and Manager of OSI Restaurant Partners, LLC, the Member of Outback Steakhouse of Florida, LLC, the Sole Member of OSI Gift Card Services, LLC	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer) of OSI Gift Card Services, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the Sole Member	May 9, 2008

* Robert D. Basham	Manager of the Member of the Sole Member	May 9, 2008

* J. Michael Chu	Manager of the Member of the Sole Member	May 9, 2008

* Philip Loughlin	Manager of the Member of the Sole Member	May 9, 2008

* Mark Nunnelly	Manager of the Member of the Sole Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the Sole Member	May 9, 2008

* Mark Verdi	Manager of the Member of the Sole Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OSI INTERNATIONAL, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of OS International, LLC and Manager of OSI Restaurant Partners, LLC, the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member	May 9, 2008

* Robert D. Basham	Manager of the Member	May 9, 2008

* J. Michael Chu	Manager of the Member	May 9, 2008

* Philip Loughlin	Manager of the Member	May 9, 2008

* Mark Nunnelly	Manager of the Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member	May 9, 2008

* Mark Verdi	Manager of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK & CARRABBA’S OF NEW MEXICO, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President and Director (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

* Joseph J. Kadow	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK ALABAMA, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer, President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, President, Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer) and Director	May 9, 2008

* Joseph J. Kadow	Director	May 9, 2008

* A. William Allen, III	Director	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carrollton, State of Texas, on May 9, 2008

OUTBACK BEVERAGES OF TEXAS, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Blaise Hadley	President and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Walter Cervin	Vice President and Director	May 9, 2008

* Joseph J. Kadow	Secretary and Director	May 9, 2008

* Michael Yates	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK CATERING COMPANY, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Manager of OSI Restaurant Partners, LLC, the Member of Outback Steakhouse of Florida, LLC, the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK CATERING COMPANY-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Manager of OSI Restaurant Partners, LLC, the Member of Outback Steakhouse of Florida, LLC, the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK CATERING DESIGNATED PARTNER, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Catering Designated Partner, LLC, and Director of Outback Catering, Inc., the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Catering Designated Partner, LLC, and Director of the Member	May 9, 2008

* Paul E. Avery	Director of the Member	May 9, 2008

* Joseph J. Kadow	Director of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK CATERING OF PITTSBURGH, LTD.

By:	OUTBACK CATERING, INC., its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Director of Outback Catering, Inc., the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President (Principal Financial Officer and Principal Accounting Officer) and Director of the General Partner	May 9, 2008

* Paul E. Avery	Director of the General Partner	May 9, 2008

* Joseph J. Kadow	Director of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK CATERING, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President (Principal Financial Officer and Principal Accounting Officer) and Director	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

* Joseph J. Kadow	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK DESIGNATED PARTNER, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Designated Partner, LLC, and Manager of OSI Restaurant Partners, LLC, the Member of Outback Steakhouse of Florida, LLC, the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Designated Partner, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the Member	May 9, 2008

* Robert D. Basham	Manager of the Member of the Member	May 9, 2008

* J. Michael Chu	Manager of the Member of the Member	May 9, 2008

* Philip Loughlin	Manager of the Member of the Member	May 9, 2008

* Mark Nunnelly	Manager of the Member of the Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the Member	May 9, 2008

* Mark Verdi	Manager of the Member of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK INTERNATIONAL DESIGNATED PARTNER, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) Executive Officer) of Outback International Designated Partner, LLC, and Manager of OSI Restaurant Partners, LLC, the Member of OSI International, LLC, the General Partner of Outback Steakhouse International, L.P., the Sole Member of Outback International Designated Partner, LLC	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback International Designated Partner, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner of the Sole Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK KANSAS DESIGNATED PARTNER, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Kansas Designated Partner, LLC and Director of Heartland Outback, Inc., the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of La Plata, State of Maryland, on May 9, 2008

OUTBACK OF ASPEN HILL, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Stephen S. Newton	President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* A. William Allen, III	Manager of OSI Restaurant Partners, LLC, the Member of Outback Steakhouse of Florida, LLC, the Sole Shareholder	May 9, 2008

* Andrew Balson	Manager of the Member of the Sole Shareholder	May 9, 2008

* Robert D. Basham	Manager of the Member of the Sole Shareholder	May 9, 2008

* J. Michael Chu	Manager of the Member of the Sole Shareholder	May 9, 2008

* Philip Loughlin	Manager of the Member of the Sole Shareholder	May 9, 2008

* Mark Nunnelly	Manager of the Member of the Sole Shareholder	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the Sole Shareholder	May 9, 2008

* Mark Verdi	Manager of the Member of the Sole Shareholder	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Manager of the Member of the Sole Shareholder	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of La Plata, State of Maryland, on May 9, 2008

OUTBACK OF GERMANTOWN, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Stephen S. Newton	President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* A. William Allen, III	Manager of OSI Restaurant Partners, LLC, the Member of Outback Steakhouse of Florida, LLC, the Sole Shareholder	May 9, 2008

* Andrew Balson	Manager of the Member of the Sole Shareholder	May 9, 2008

* Robert D. Basham	Manager of the Member of the Sole Shareholder	May 9, 2008

* J. Michael Chu	Manager of the Member of the Sole Shareholder	May 9, 2008

* Philip Loughlin	Manager of the Member of the Sole Shareholder	May 9, 2008

* Mark Nunnelly	Manager of the Member of the Sole Shareholder	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the Sole Shareholder	May 9, 2008

* Mark Verdi	Manager of the Member of the Sole Shareholder	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Manager of the Member of the Sole Shareholder	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of La Plata, State of Maryland, on May 9, 2008

OUTBACK OF WALDORF, INC.

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Stephen S. Newton	President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* A. William Allen, III	Director of Outback Steakhouse of Florida, LLC, the Sole Stockholder	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Director of the Sole Stockholder	May 9, 2008

* Paul E. Avery	Director of the Sole Stockholder	May 9, 2008

* Joseph J. Kadow	Director of the Sole Stockholder	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK SPORTS, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Manager (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Manager	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE INTERNATIONAL, L.P.

By:	OSI INTERNATIONAL, LLC, the General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of OSI International, LLC, the General Partner and Member of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE INTERNATIONAL, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Manager of OSI Restaurant Partners, LLC, the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member	May 9, 2008

* Robert D. Basham	Manager of the Member	May 9, 2008

* J. Michael Chu	Manager of the Member	May 9, 2008

* Philip Loughlin	Manager of the Member	May 9, 2008

* Mark Nunnelly	Manager of the Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member	May 9, 2008

* Mark Verdi	Manager of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF CENTRAL FLORIDA, LTD.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF CENTRAL FLORIDA-II, LTD.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF DALLAS-I, LTD.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF DALLAS-II, LTD.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF FLORIDA, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) and Manager of OSI Restaurant Partners, LLC, the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member	May 9, 2008

* Robert D. Basham	Manager of the Member	May 9, 2008

* J. Michael Chu	Manager of the Member	May 9, 2008

* Philip Loughlin	Manager of the Member	May 9, 2008

* Mark Nunnelly	Manager of the Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member	May 9, 2008

* Mark Verdi	Manager of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF HOUSTON-I, LTD.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF HOUSTON-II, LTD.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF INDIANAPOLIS, LTD.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF KENTUCKY, LTD.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/s/ Dirk A. Montgomery
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF NORTH GEORGIA-I, L.P.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF NORTH GEORGIA-II, L.P.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF SOUTH CAROLINA, INC.

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer and Director (Principal Executive Officer)	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF SOUTH FLORIDA, LTD.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF SOUTH GEORGIA-I, L.P.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF SOUTH GEORGIA-II, L.P.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE OF WASHINGTON D.C., LTD.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/s/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on May 9, 2008

OUTBACK STEAKHOUSE WEST VIRGINIA, INC.

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Stephen S. Newton	President and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Paul E. Avery	Director	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK STEAKHOUSE-NYC, LTD.

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/ALABAMA-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/ALABAMA-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/BAYOU-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/BAYOU-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/BILLINGS, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/BLUEGRASS-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/BLUEGRASS-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/BUCKEYE-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/BUCKEYE-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/CARRABBA’S PARTNERSHIP

By:	OUTBACK/MID ATLANTIC-I, LIMITED PARTNERSHIP, its General Partner

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

OUTBACK/CARRABBA’S PARTNERSHIP

By:	CARRABBA’S/MID ATLANTIC-I, LIMITED PARTNERSHIP, its General Partner

By:	CARRABBA’S ITALIAN GRILL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Carrabba’s Italian Grill, LLC, and Manager of OSI Restaurant Partners, LLC, the Member of Carrabba’s Italian Grill, LLC and Outback Steakhouse of Florida, LLC, the General Partners of Carrabba’s/Mid Atlantic-I, Limited Partnership, and Outback/Mid Atlantic-I, Limited Partnership, respectively, together the Partners	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer, Senior Vice President (Principal Financial Officer and Principal Accounting Officer) and Manager of the Member of the General Partners of the Partners	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partners of the Partners	May 9, 2008

Signature	Title	Date

* Robert D. Basham	Manager of the Member of the General Partners of the Partners	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partners of the Partners	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partners of the Partners	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partners of the Partners	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partners of the Partners	May 9, 2008

* Mark Verdi	Manager of the Member of the General Partners of the Partners	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/CENTRAL MASS, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/CHARLOTTE-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/s/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/CHICAGO-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/CLEVELAND-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/CLEVELAND-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/DC, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/DENVER-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/DETROIT-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/EAST MICHIGAN, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/EMPIRE-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/HAWAII-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE INTERNATIONAL, LIMITED PARTNERSHIP, its General Partner

By:	OSI INTERNATIONAL, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of OSI International, LLC, the General Partner of Outback Steakhouse International, Limited Partnership, the General Partner of Outback/Hawaii-I, Limited Partnership and Manager of OSI Restaurant Partners, LLC, the ultimate parent of the registrant	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of the General Partner of the General Partner	May 9, 2008

* Andrew Balson	Manager of the ultimate parent of the registrant	May 9, 2008

* Robert D. Basham	Manager of the ultimate parent of the registrant	May 9, 2008

* J. Michael Chu	Manager of the ultimate parent of the registrant	May 9, 2008

* Philip Loughlin	Manager of the ultimate parent of the registrant	May 9, 2008

* Mark Nunnelly	Manager of the ultimate parent of the registrant	May 9, 2008

Signature	Title	Date

* Chris T. Sullivan	Manager of the ultimate parent of the registrant	May 9, 2008

* Mark Verdi	Manager of the ultimate parent of the registrant	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/HEARTLAND-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/HEARTLAND-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/INDIANAPOLIS-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/s/ Dirk A. Montgomery
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/METROPOLIS-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/MID ATLANTIC-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/MIDWEST-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/MIDWEST-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/MISSOURI-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/MISSOURI-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/NEVADA-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/NEVADA-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/NEW ENGLAND-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/NEW ENGLAND-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/NEW YORK, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/NORTH FLORIDA-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/NORTH FLORIDA-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/PHOENIX-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/PHOENIX-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/SHENANDOAH-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/SHENANDOAH-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/SOUTH FLORIDA-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/SOUTHWEST GEORGIA, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/STONE-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/UTAH-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/VIRGINIA, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/WEST FLORIDA-I, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/WEST FLORIDA-II, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

OUTBACK/WEST PENN, LIMITED PARTNERSHIP

By:	OUTBACK STEAKHOUSE OF FLORIDA, LLC, its General Partner

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Outback Steakhouse of Florida, LLC, the General Partner and Manager of OSI Restaurant Partners, LLC, the Member of the General Partner	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer) of Outback Steakhouse of Florida, LLC	May 9, 2008

* Andrew Balson	Manager of the Member of the General Partner	May 9, 2008

* Robert D. Basham	Manager of the Member of the General Partner	May 9, 2008

* J. Michael Chu	Manager of the Member of the General Partner	May 9, 2008

* Philip Loughlin	Manager of the Member of the General Partner	May 9, 2008

* Mark Nunnelly	Manager of the Member of the General Partner	May 9, 2008

* Chris T. Sullivan	Manager of the Member of the General Partner	May 9, 2008

Signature	Title	Date

* Mark Verdi	Manager of the Member of the General Partner	May 9, 2008

* The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on May 9, 2008

PRIVATE RESTAURANT MASTER LESSEE, LLC

By:	/S/ DIRK A. MONTGOMERY
Name:	Dirk A. Montgomery
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* A. William Allen, III	Chief Executive Officer (Principal Executive Officer) of Private Restaurant Master Lessee, LLC, and Manager of OSI Restaurant Partners, LLC, the Member	May 9, 2008

/S/ DIRK A. MONTGOMERY Dirk A. Montgomery	Chief Financial Officer and Senior Vice President (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008

* Andrew Balson	Manager of the Member	May 9, 2008

* Robert D. Basham	Manager of the Member	May 9, 2008

* J. Michael Chu	Manager of the Member	May 9, 2008

* Philip Loughlin	Manager of the Member	May 9, 2008

* Mark Nunnelly	Manager of the Member	May 9, 2008

* Chris T. Sullivan	Manager of the Member	May 9, 2008

* Mark Verdi	Manager of the Member	May 9, 2008

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

/S/ DIRK A. MONTGOMERY
Dirk A. Montgomery Attorney-in-fact